UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2021

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Credit Income Fund (the “Fund”) for the fiscal year ended October 31, 2021 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Annual report

2021

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	12%
Senior Secured Loans—Second Lien	1%
Senior Secured Bonds	14%
Unsecured Bonds	35%
CLO/Structured Credit	28%
Convertible Bonds	3%
Municipal Bonds	1%
Emerging Markets Debt	4%
Preferred Equity	1%
Common Equity	1%
100%

Industry classification (by fair value)*
USD CLO	20%
Oil & Gas	10%
Telecommunications	7%
Media Entertainment	6%
EUR CLO	5%
Healthcare-Services	4%
Leisure Time	3%
Retail	3%
Pharmaceuticals	3%
Diversified Financial Services	3%
Electric	2%
Real Estate Investment Trusts	2%
Food	2%
Entertainment	2%
Chemicals	2%
Municipal	2%
Other	24%
100%

FS Credit Income Fund portfolio highlights

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2021 (unaudited):

Top 10 Holdings (by fair value)*
1	Petroleos Mexicanos	2%
2	Weatherford International Ltd.	2%
3	Puerto Rico Electric Power Authority	1%
4	Madison Park Funding Ltd.	1%
5	Occidental Petroleum Corp.	1%
6	Liberty Latin America Ltd.	1%
7	Frontier North, Inc	1%
8	Shelf Drilling Holdings Ltd.	1%
9	Thryv Inc	1%
10	Ares CLO	1%

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Officers + Trustees

Officers

Michael Forman

Chairman, Chief Executive Officer and President

Edward T. Gallivan, Jr.

Chief Financial Officer and Treasurer

Stephen S. Sypherd

General Counsel and Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Steven T. Shapiro

Trustee

Partner and Executive Committee Member
GoldenTree Asset Management

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Daniel J. Hilferty, III

Trustee

Chairman
Dune View Strategies

Tyson A. Pratcher

Trustee

Managing Director
RockCreek Group

i

FS Credit Income Fund Table of Contents

Annual Report for the Year Ended October 31, 2021

1

Dear Shareholder,

We hope that this letter finds you and your families safe and healthy as we close out what has been a welcome year of recovery within the markets and U.S. economy.

While the broader financial markets faced bouts of volatility amid the recovery’s fits and starts, the leveraged credit markets, in many ways, enjoyed a return to normalcy. High yield bond and senior secured loan spreads tightened while prices continued their gradual rise, eventually testing or breaking through pre-pandemic levels. Amid a generally benign credit environment, FS Credit Income Fund (the “Fund”) returned 16.16% (Class I shares), outperforming the liquid high yield and liquid loan indexes by 546 basis points (bps) and 766 bps, respectively, as of the fiscal year ended October 31, 2021.1 Each of the Fund’s strategy allocations contributed to returns during the year across event-driven, structured credit, non-U.S. and non-rated credit. We attribute this performance to our focus on semi-liquid, private credit assets generally outside of traditional benchmarks and the expertise of the Fund’s sub-adviser, GoldenTree Asset Management (“GoldenTree”), an institutional credit manager with two decades’ experience managing through multiple credit cycles.

Economic and market overview

U.S. economic growth accelerated during the year as the economy increasingly reopened from its COVID-induced shutdown of 2020. Powered by massive fiscal and monetary stimulus measures enacted in 2020, annual GDP growth reached as high as 6.7% during the second calendar quarter of 2021. Economic growth moderated somewhat later in the year as concerns surrounding the spread of the Delta variant, renewed inflationary pressures, and a more hawkish tone from Federal Reserve policymakers combined to raise questions about the durability of the economic recovery. The 10-year U.S. Treasury yield rose from 0.84% at the start of the Fund’s fiscal year on November 1, 2020 to a high of 1.74% on March 31, 2021. Yields generally remained range bound between 1.3% and 1.6% through the end of the fiscal year on October 31, 2021. Against this backdrop, we believe investors’ appetite for yield remained strong in a still-low interest rate environment.

The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.48% for the year ended October 31, 2021, as core fixed income investments bore the brunt of the rise in Treasury yields off their historical lows.1 High-yield bonds and senior secured loans returned 10.7% and 8.5%, respectively, over the same timeframe as high yield credit markets benefited from solid economic growth, a supportive fundamental backdrop and their shorter-duration profiles amid the higher interest rate environment.1 Returns across both markets were predominately income driven as spreads across both markets had already tightened significantly prior to the start of the annual period.

Lower-rated assets dominated returns during the year as CCC-rated bonds and loans returned 23.3% and 21.8%, respectively, compared to 9.0% and 5.5% for BB-rated investments.1, 2 Market leadership shifted slightly later in the year, however, as both economic and market sentiment turned more cautious.

Within the collateralized loan obligation (CLO) market, returns generally followed similar trends. CLOs generated steady, positive performance, as ongoing demand for floating rate assets supported the asset class. However, strong new issue supply, including reset and refinancing activity, kept CLO debt spreads from tightening to the same degree as other similarly rated corporate and structured products investments throughout much of the year. As with high-yield bond and senior secured loan markets, lower-rated CLOs outperformed their higher-rated peers, as BB CLOs returned 10.8% compared to 1.3% for AAA-rated CLOs.1

Management’s Discussion of Fund Performance (Unaudited)

1Liquid high yield bonds represented by the ICE BofAML U.S. High Yield Index, which is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Liquid loans represented by the S&P/LSTA Leveraged Loan Index, which is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. CLO returns represented by the JPM CLOIE Index.

2Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

2

FS Credit Income Fund performance

We continued to execute on our investment objective of providing attractive total returns by dynamically investing across a range of semi-liquid, private credit assets including event-driven, structured credit, non-U.S., and non-rated credit.

The Fund returned 16.16% (Class I shares) for the fiscal year ended October 31, 2021, outperforming the major liquid high-yield and bank loan indexes. The benefits of the Fund’s active, flexible alternative credit strategy were especially apparent during a year in which the returns of liquid credit benchmarks were almost entirely driven by income. Since inception, the Fund has generated capital appreciation in excess of its annualized distribution amount. Since inception through October 31, 2021, the Fund returned 7.74% (Class I shares) annually, outperforming the high-yield and loan indexes by 220 bps and 342 bps.1

Fund performance benefited from our focus on several themes during the year, including:

•Identifying event-driven investment ideas: Given the broad strength in the credit markets, including low levels of distress and stressed assets across both high-yield bond and senior secured loan markets, we focused primarily on event-driven opportunities where we believed an asset was mispriced or undervalued. Our investment thesis for such investments is predicated on opportunities where GoldenTree believes it has identified a fundamental catalyst or event to unlock capital appreciation above an investment’s current yield. These opportunities included rising stars (companies that have the potential for improving credit ratings), refinancing candidates or merger and acquisition (M&A) activity that may result in a bond’s price rising.

•Investing in collateralized loan obligations (CLOs) for yield and return premium: We favored structured credit assets, including CLOs, while modestly reducing the Fund’s exposure to corporate debt positions, particularly during the first half of the year. We believe CLOs offered a potentially attractive yield and return premium compared to the liquid credit markets. Especially in today’s rising interest rate environment, we believe floating-rate CLO debt may offer an attractive way to gain corporate credit exposure.

•Opportunistically investing in non-U.S. and non-rated assets: We selectively allocated to non-U.S. corporate and international sovereign debt, including emerging market debt where opportunities arose that allowed us to seek to take advantage of the uneven global recovery. Non-rated investments include idiosyncratic stressed or distressed assets or companies undergoing restructurings.

•Emphasizing floating rate and lower-duration assets: We maintained a high allocation to floating rate assets throughout the year while also increasing the Fund’s allocation to high yield bonds, which have historically responded more to improving economic and credit fundamentals than to changes in long term Treasury rates. With this in mind, we believe the Fund is well positioned should interest rates continue to rise.

The Fund’s interval fund structure further supported performance during the fiscal year ended October 31, 2021. The interval fund structure provides us with the ability to hold significant semi-liquid and illiquid assets, such as CLOs and off-benchmark bonds and loans, which often offer a yield premium over the more liquid credit markets. In addition, the interval fund structure allows us to take a long-term investment outlook (12+ months) and hold our investments until the occurrence of a catalyst, such as M&A activity, a debt paydown, or an earnings announcement, which we believe may help generate capital appreciation in excess of an investment’s current yield.

Though there were few material detractors during the year, the largest detractor from performance was the Fund’s investment in a European media company that experienced weaker than expected operating performance as well as changes in management during the year.

We remain vigilant in monitoring the portfolio and identifying new opportunities that may help us continue to deliver the attractive level of current income and strong total returns that our investors have come to expect. We appreciate your trust in us, and we value the opportunity to serve you.

Management’s Discussion of Fund Performance (Unaudited) (continued)

3

Glossary of terms

Event driven refers to investments in performing companies where we believe the security is undervalued/mispriced in the market and GoldenTree has identified a catalyst to unlock capital appreciation.

Structured credit includes U.S. and European CLOs, bank trust preferred securities, and other asset-backed securities.

Non-U.S. refers to investments in non-U.S. domiciled corporate and international sovereign debt, including emerging market debt.

Non-rated investments do not carry a credit rating and may include stressed and distressed assets or companies undergoing restructurings.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage loans (ARM) pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

ICE BofAML U.S. High Yield Index is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market.

J.P. Morgan Collateralized Loan Obligation Index (CLOIE) tracks the U.S. dollar-denominated floating-rate collateralized loan obligation market. The JPM CLOIE A Index tracks the performance of A-rated CLOs.

The indexes referenced herein are the exclusive property of each respective index provider and have been licensed for use by FS Investments. The index providers do not guarantee the accuracy and/or completeness of the indexes and accept no liability in connection with the use, accuracy or completeness of the data included therein. Inclusion of the indexes in these materials does not imply that the index providers endorse or express any opinion in respect of FS Investments. Visit www.fsinvestments.com/support/articles/index-disclaimers for more information.

Past performance does not guarantee future results. Investors can not invest directly in an index. Not all investors are eligible for Class I Shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Blended Index consists of the following weights–40% S&P/LSTA Leveraged Loan Index, 40% ICE BofAML US HY Index and 20% JPM CLOIE A Index.

Management’s Discussion of Fund Performance (Unaudited) (continued)

4

Cumulative Total Return

	For the Year Ended October 31, 2021	Since Inception	Inception Date
FCRIX (Class I)	16.16%	7.74%	November 1, 2017
FCREX (Class A) with Full Sales Load	9.14%	5.51%	June 1, 2018
FCRTX (Class T) with Full Sales Load	11.51%	5.69%	August 14, 2018
FCRUX (Class U)	15.31%	7.39%	September 17, 2019
FCUUX (Class U-2) with Full Sales Load	—	5.18%	December 18, 2020

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

For the fiscal year ended October 31, 2021, the quarterly distribution rate per share for Class I Shares was $0.1875, representing a distribution rate of 5.56% based on the Class I Shares net asset value per share of $13.50. During the year ended October 31, 2021, the entire $0.75 distribution per share for Class I Shares was made from ordinary income. None of the distribution was a return of capital. The quarterly distribution of $0.1875 for Class I Shares is expected to continue for the year ending October 31, 2022. The distribution rate per share and net asset value per share for Class A Shares, Class T Shares, Class U Shares and Class U-2 Shares are adjusted for the applicable share class expenses.

The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) under which FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. Ordinary operating expenses for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. The performance quoted above reflects the Expense Limitation in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.

Management’s Discussion of Fund Performance (Unaudited) (continued)

5

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FS Credit Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
December 23, 2021

See notes to financial statements.
6

FS Credit Income Fund

Schedule of Investments

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—13.5%
ACProducts, Inc., L+425, 0.5% Floor, 5/17/28	(d)	Building Materials	$788	$780	$787
Advantage Sales & Marketing, Inc., L+450, 0.8% Floor, 10/28/27	(d)	Advertising	850	833	856
Advisor Group, Inc., L+450, 7/31/26	(d)	Diversified Financial Services	90	87	90
AHP Health Partners, Inc., L+350, 0.5% Floor, 8/4/28	(d)	Healthcare-Services	1,305	1,298	1,310
American Tire Distributors Holdings, Inc., L+625, 0.8% Floor, 10/8/28	(d) (e)	Distribution/Wholesale	1,060	1,047	1,067
AP Core Holdings, II LLC, L+550, 0.8% Floor, 9/1/27	(d) (e)	Media Entertainment	1,855	1,838	1,862
Apergy Corp., L+500, 1.0% Floor, 6/3/27	(d)	Oil & Gas Services	3,127	2,982	3,181
Astra Acquisition Corp., L+525, 0.5% Floor, 10/25/28	(d) (e)	Diversified Financial Services	835	806	815
Athenahealth, Inc., L+425, 2/11/26	(d)	Software	1,771	1,771	1,779
Atlas Purchaser, Inc., L+525, 0.8% Floor, 5/8/28	(d)	Software	843	831	834
Chinos Intermediate Holdings A, Inc., 9.0% PIK, 9/10/27	(d) (e)	Specialty Apparel Stores	2,014	2,147	2,205
Colorado Buyer, Inc., L+300, 1.0% Floor, 5/1/24	(d)	Telecommunications	1,282	1,257	1,277
Digicel International Finance Limited, L+325, 5/28/24	(d)	Telecommunications	1,050	938	1,028
East Valley Tourist Development Authority, L+800, 1.0% Floor, 3/7/22	(d)	Entertainment	1,420	1,418	1,406
Endure Digital Inc., L+325, 2/10/26	(d) (e)	Internet	1,060	927	959
Europcar Mobility Group, 3 mo. E+450, 6/9/23	(d) (e)	Commercial Services	€735	864	846
Fintrax Group Holdings Ltd., 3 mo. E+525, 12/18/26	(d)	Software	80	96	92
Fintrax Group Holdings Ltd., 3 mo. E+525, 12/18/26	(d)	Software	122	147	142
Fintrax Group Holdings Ltd., 3 mo. E+525, 12/18/26	(d)	Software	11	13	12
Franklin UK Bidco Limited, 3 mo. E+525, 12/18/26	(d) (e)	Software	317	381	367
Gordian Medical, Inc., L+625, 0.8% Floor, 1/31/27	(d)	Healthcare-Services	$830	815	831
Jack Ohio Finance LLC, L+475, 0.8% Floor, 10/4/28	(d) (e)	Lodging	1,305	1,302	1,308
Kiwi Holding IV S.a r.l., 3 mo. E+325, 7/29/24	(d)	Commercial Services	€870	995	999
LBM Acquisition, LLC, L+375, 0.8% Floor, 12/17/27	(d)	Building Materials	$697	690	689
Lightstone Holdco, LLC, L+375, 1.0% Floor, 1/30/24	(d)	Electric	2,125	1,843	1,885
Lightstone Holdco, LLC, L+375, 1.0% Floor, 1/30/24	(d)	Electric	120	103	106
LogMeIn, Inc., L+475, 8/31/27	(d)	Telecommunications	332	324	332
LSF11 Skyscraper Holdco S.a r.l., 3.5% PIK, 9/29/28	(d)	Chemicals	€409	458	475
Magenta Buyer LLC, L+500, 0.8% Floor, 7/27/28	(d)	Computers	$475	473	472
Mattress Firm, Inc., L+425, 0.8% Floor, 9/25/28	(d) (e)	Home Furnishings	1,862	1,843	1,856
Mercury Financial Credit Card Master Trust, L+650, 9/30/23	(d) (f)	Diversified Financial Services	3,349	3,349	3,349
Mercury Financial Credit Card Master Trust, L+650, 9/30/23	(d)	Diversified Financial Services	735	735	735
NCL Corp. Ltd., L+175, 1/2/24	(d)	Leisure Time	919	872	889
NCL Corp. Ltd., L+200, 1/2/24	(d)	Leisure Time	833	791	805
NCL Corp. Ltd., L+250, 1/2/24	(d)	Leisure Time	81	77	78
NCL Corp. Ltd., L+200, 1/2/24	(d) (e)	Leisure Time	1,869	1,698	1,776
Neenah Foundry Co., L+750, 1.0% Floor, 4/25/23	(d) (e)	Metal Fabricate/Hardware	2,825	2,797	2,830
Northwest Fiber, LLC, L+375, 4/30/27	(d)	Internet	863	868	860
Optiv Security, Inc., L+325, 1.0% Floor, 2/1/24	(d)	Software	509	479	505
Quorum Health Corp., L+700, 1.0% Floor, 4/29/25	(d)	Healthcare-Services	1,059	1,049	1,066
Riverbed Technology, Inc., L+600, 1.0% Floor, 12/31/25	(d)	Software	643	620	590

See notes to financial statements.
7

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Royal Caribbean Cruises Ltd., L+135, 4/5/22	(d)	Leisure Time	$415	$391	$406
Royal Caribbean Cruises Ltd., L+130, 4/5/24	(d) (e)	Leisure Time	4,475	4,059	4,136
Springs Windows Fashions, LLC, L+400, 0.8% Floor, 10/6/28	(d)	Housewares	950	940	944
Talen Energy Supply, LLC, L+375, 7/8/26	(d)	Electric	300	271	286
Thryv, Inc., L+850, 1.0% Floor, 3/1/26	(d)	Media Entertainment	5,155	5,001	5,247
TopGolf International, Inc., L+625, 0.8% Floor, 2/8/26	(d)	Leisure Time	1,834	1,833	1,873
Torrid LLC, L+550, 0.8% Floor, 6/14/28	(d)	Retail	2,485	2,465	2,500
US Radiology Specialists, Inc., L+550, 0.8% Floor, 12/10/27	(d)	Healthcare-Services	710	697	713
UTEX Industries Inc., 5.8% PIK, 12/3/25	(d)	Miscellaneous Manufacturing	48	291	47
UTEX Industries Inc., L+700, 1.5% Floor, 12/3/24	(d)	Miscellaneous Manufacturing	84	84	85
Verscend Holding Corp., L+400, 8/27/25	(d)	Software	682	682	684
W.R. Grace Holdings LLC, L+375, 0.5% Floor, 9/22/28	(d)	Chemicals	925	923	929
Washington Prime Group, L.P., L+500, 0.8% Floor, 10/20/25	(d) (e)	Real Estate Investment Trusts	2,531	2,575	2,570
Total Senior Secured Loans—First Lien				62,854	63,771
Unfunded Loan Commitments				(3,349)	(3,349)
Net Senior Secured Loans—First Lien				59,505	60,422
Senior Secured Loans—Second Lien—1.2%
Magenta Buyer LLC, L+825, 0.8% Floor, 7/27/29	(d)	Computers	1,110	1,099	1,104
NeuStar, Inc., L+800, 1.0% Floor, 8/8/25	(d)	Computers	334	317	334
Optiv Security, Inc., L+725, 1.0% Floor, 2/1/25	(d) (e)	Computers	400	391	400
Verscend Holding Corp., L+700, 0.5% Floor, 4/2/29	(d)	Software	1,030	1,011	1,040
Vine Oil & Gas LP, L+875, 0.8% Floor, 12/30/25	(d)	Oil & Gas	990	966	1,074
Vision Solutions, Inc., L+725, 0.8% Floor, 4/23/29	(d)	Computers	1,550	1,536	1,553
Total Senior Secured Loans—Second Lien				5,320	5,505
Senior Secured Bonds—15.6%
Abercrombie & Fitch Management Co., 8.8%, 7/15/25	(g) (h)	Retail	1,512	1,625	1,627
Academy Ltd., 6.0%, 11/15/27	(g) (h)	Retail	736	736	785
Advantage Sales & Marketing, Inc., 6.5%, 11/15/28	(g) (h)	Advertising	2,952	3,035	3,074
AG Issuer LLC, 6.3%, 3/1/28	(g) (h)	Diversified Financial Services	884	896	923
Altice France SA, 5.1%, 7/15/29	(g) (h)	Telecommunications	253	253	247
Altice France SA, 5.5%, 1/15/28	(g) (h)	Telecommunications	200	200	201
Altice France SA, 5.1%, 1/15/29	(g) (h)	Telecommunications	512	518	497
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.8%, 4/20/29	(g) (h)	Airlines	1,253	1,338	1,350
Arconic Corp., 6.1%, 2/15/28	(g) (h)	Mining	2,114	2,255	2,230
Avaya, Inc., 6.1%, 9/15/28	(g) (h)	Telecommunications	1,181	1,266	1,230
Calpine Corp., 5.3%, 6/1/26	(g) (h)	Electric	176	180	181
Colt Merger Sub, Inc., 6.3%, 7/1/25	(g) (h)	Entertainment	631	631	665
Connect Finco SARL / Connect US Finco LLC, 6.8%, 10/1/26	(g) (h)	Telecommunications	1,124	1,164	1,168
Coronado Finance Pty Ltd., 10.8%, 5/15/26	(g) (h)	Coal	603	602	657
Coty, Inc., 5.0%, 4/15/26	(g) (h)	Cosmetics/Personal Care	1,093	1,097	1,122
Digicel Group 0.5 Ltd., PIK, 10.0%, 4/1/24 (8.0% Cash + 2.0% PIK)	(h)	Telecommunications	3,700	3,174	3,737

See notes to financial statements.
8

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.8%, 5/25/24	(g) (h)	Telecommunications	$3,168	$3,170	$3,291
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.9%, 8/15/27	(g) (h)	Media Entertainment	1,221	1,221	1,267
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC, 7.5%, 5/1/25	(g) (h)	Textiles	1,559	1,464	1,499
EC Finance Plc, 3.0%, 10/15/26	(g) (h)	Commercial Services	€1,273	1,495	1,489
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.5%, 7/31/27	(g) (h)	Pharmaceuticals	$2,401	2,559	2,387
Endo Luxembourg Finance Co. I S.a.r.l. / Endo US, Inc., 6.1%, 4/1/29	(g) (h)	Pharmaceuticals	3,901	3,851	3,848
Frontier Communications Corp., 6.8%, 5/1/29	(g) (h)	Telecommunications	782	782	805
Frontier Communications Corp., 5.9%, 11/1/29	(h)	Telecommunications	747	756	745
Frontier Communications Holdings LLC, 6.0%, 1/15/30	(g) (h)	Telecommunications	1,133	1,133	1,140
Gannett Holdings LLC, 6.0%, 11/1/26	(g) (h)	Media Entertainment	843	843	843
Gateway Casinos & Entertainment Ltd., 8.3%, 3/1/24	(g) (h)	Entertainment	1,456	1,365	1,501
GrafTech Finance, Inc., 4.6%, 12/15/28	(g) (h)	Machinery-Diversified	846	866	856
Intelsat Jackson Holdings SA, 8.0%, 2/15/24	(g) (i) (j)	Telecommunications	832	840	852
Jerrold Finco Plc, 5.3%, 1/15/27	(h)	Diversified Financial Services	£880	1,235	1,229
Jerrold Finco Plc, 4.9%, 1/15/26	(h)	Diversified Financial Services	321	391	447
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(g) (h)	Media Entertainment	$227	227	229
Live Nation Entertainment, Inc., 6.5%, 5/15/27	(g) (h)	Entertainment	2,380	2,451	2,609
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.5%, 6/20/27	(g) (h)	Airlines	50	49	54
Pacific Gas and Electric Co., 4.0%, 12/1/47	(h)	Electric	343	337	339
Pacific Gas and Electric Co., 4.6%, 7/1/30	(h)	Electric	110	120	120
Pacific Gas and Electric Co., 4.5%, 7/1/40	(h)	Electric	164	175	171
Par Pharmaceutical, Inc., 7.5%, 4/1/27	(g) (h)	Pharmaceuticals	1,628	1,717	1,645
PG&E Corp., 5.0%, 7/1/28	(h)	Electric	953	972	992
PG&E Corp., 5.3%, 7/1/30	(h)	Electric	456	444	477
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.3%, 1/15/28	(g) (h)	Commercial Services	810	827	831
Shelf Drilling Holdings Ltd., 8.9%, 11/15/24	(g) (h)	Oil & Gas	3,700	3,639	3,835
SM Energy Co., 10.0%, 1/15/25	(g) (h)	Oil & Gas	605	662	674
SM Energy Co., 10.0%, 1/15/25	(h)	Oil & Gas	100	99	111
Solocal Group, 8.0%, 3/15/25 (3 mo. EURIBOR + 7.0%)	(d) (h)	Internet	€109	118	110
Solocal Group, Series 8Y, 8.0%, 3/15/25 (3 mo. EURIBOR + 7.0%)	(d) (h)	Internet	401	382	406
Spirit AeroSystems, Inc., 7.5%, 4/15/25	(g) (h)	Aerospace/Defense	$1,129	1,196	1,193
Talen Energy Supply LLC, 6.6%, 1/15/28	(g) (h)	Electric	1,996	1,909	1,890
Taseko Mines Ltd., 7.0%, 2/15/26	(g) (h)	Mining	1,022	1,070	1,058
Tenet Healthcare Corp., 5.1%, 11/1/27	(g) (h)	Healthcare-Services	1,675	1,735	1,752
Transocean Phoenix 2 Ltd., 7.8%, 10/15/24	(g) (h)	Oil & Gas Services	1,530	1,571	1,558
Transocean Pontus Ltd., 6.1%, 8/1/25	(g) (h)	Oil & Gas	998	1,001	1,002
Valaris, Ltd., Series 144A, 8.25%, 4/30/28	(g) (h)	Oil & Gas	3	2	3
Valaris, Ltd., Series 1145, 8.25%, 4/30/28	(h)	Oil & Gas	1,858	1,853	1,937
Vantage Drilling Intl, 9.3%, 11/15/23	(g) (h)	Oil & Gas	2,330	2,302	2,151
Vertical US Newco, Inc., 5.3%, 7/15/27	(g) (h)	Machinery-Diversified	682	715	695
Weatherford International Ltd., 6.5%, 9/15/28	(g) (h)	Oil & Gas Services	1,367	1,367	1,446
XHR LP, 6.4%, 8/15/25	(g) (h)	Real Estate Investment Trusts	605	606	639
Total Senior Secured Bonds				68,487	69,820

See notes to financial statements.
9

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Unsecured Bonds—39.9%
Accor SA, 4.4% 1/30/24 (fixed, converts to FRN on 1/30/24)	(h) (k)	Lodging	€1,400	$1,676	$1,665
AdaptHealth LLC, 5.1%, 3/1/30	(g) (h)	Pharmaceuticals	$407	408	410
AG Merger Sub II, Inc., 10.8%, 8/1/27	(g) (h)	Diversified Financial Services	2,087	2,246	2,325
Ahead DB Holdings LLC, 6.6%, 5/1/28	(g) (h)	Computers	1,050	1,061	1,072
AHP Health Partners, Inc., 5.8%, 7/15/29	(g) (h)	Healthcare-Services	2,024	2,043	2,037
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.5%, 3/15/26	(g) (h)	Food	1,802	1,961	1,944
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.6%, 1/15/27	(g) (h)	Food	1,032	1,021	1,081
Alpha Services and Holdings SA, 5.5%, 6/11/31 (fixed, converts to FRN on 6/11/31)	(h)	Commercial Banks	€525	641	619
Ambience Merger Sub, Inc., 7.1%, 7/15/29	(g) (h)	Retail	$1,249	1,244	1,206
Aryzta AG, 5.3% 1/25/22 (3 mo. LIBOR CHF + 6.0%)	(d) (h) (k)	Food	CHF790	1,007	857
Ball Corp., 4.0%, 11/15/23	(h)	Packaging & Containers	$1,329	1,400	1,395
Bausch Health Companies, Inc., 7.3%, 5/30/29	(g) (h)	Pharmaceuticals	298	328	303
Bausch Health Companies, Inc., 5.0%, 2/15/29	(g) (h)	Pharmaceuticals	448	448	412
Bausch Health Companies, Inc., 9.0%, 12/15/25	(g) (h)	Pharmaceuticals	186	203	195
Bausch Health Companies, Inc., 7.0%, 1/15/28	(g) (h)	Pharmaceuticals	$1,959	2,017	1,987
Bracken MidCo1 Plc, Series 144A, 6.8%, 11/1/27	(g)	Diversified Financial Services	£1,116	1,543	1,525
Burford Capital Finance LLC, 6.1%, 8/12/25		Diversified Financial Services	$585	565	617
Burford Capital Global Finance LLC, 6.3%, 4/15/28	(g) (h)	Diversified Financial Services	279	279	296
California Resources Corp., 7.1%, 2/1/26	(g) (h)	Oil & Gas	3,269	3,306	3,453
Carnival Corp., 7.6%, 3/1/26	(g) (h)	Leisure Time	3,058	3,298	3,226
Carnival Corp., 7.6%, 3/1/26		Leisure Time	€410	541	511
CCO Holdings LLC / CCO Holdings Capital Corp., 5.5%, 5/1/26	(g) (h)	Media Entertainment	$172	178	178
CCO Holdings LLC / CCO Holdings Capital Corp., 5.4%, 6/1/29	(g) (h)	Media Entertainment	1,996	2,153	2,147
CCO Holdings LLC/CCO Holdings Capital Corp., 4.8%, 3/1/30	(g) (h)	Media Entertainment	1,418	1,499	1,466
Centene Corp., 3.4%, 2/15/30	(h)	Healthcare-Services	435	456	447
Centene Corp., 4.6%, 12/15/29	(h)	Healthcare-Services	428	463	462
Chemours Co., 5.8%, 11/15/28	(g) (h)	Chemicals	1,003	1,013	1,032
Chesapeake Energy Corp., 5.5%, 2/1/26	(g) (h)	Oil & Gas	303	303	316
Chesapeake Energy Corp., 5.9%, 2/1/29	(g) (h)	Oil & Gas	1,880	2,003	2,000
Churchill Downs, Inc., 4.8%, 1/15/28	(g) (h)	Entertainment	1,051	1,093	1,088
Colt Merger Sub, Inc., 8.1%, 7/1/27	(g) (h)	Entertainment	771	798	864
CommScope, Inc., 7.1%, 7/1/28	(g) (h)	Telecommunications	793	848	783
Comstock Resources, Inc., 5.9%, 1/15/30	(g) (h)	Oil & Gas	843	885	878
Cornerstone Building Brands, Inc., 6.1%, 1/15/29	(g) (h)	Building Materials	510	514	530
Coty, Inc., 6.5%, 4/15/26	(g) (h)	Cosmetics/Personal Care	1,049	1,066	1,079
CSC Holdings LLC, 6.5%, 2/1/29	(g) (h)	Media Entertainment	3,329	3,605	3,574

See notes to financial statements.
10

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
DaVita, Inc., 4.6%, 6/1/30	(g) (h)	Healthcare-Services	$2,105	$2,178	$2,118
Delta Air Lines, Inc., 3.8%, 10/28/29	(h)	Airlines	738	735	751
Deutsche Bank AG, 4.6% 10/30/27 (fixed, converts to FRN on 10/30/27)	(k)	Commercial Banks	€400	478	478
Deutsche Bank AG, Series #, 6.0% 10/30/25 (fixed, converts to FRN on 10/30/25)	(h) (k)	Commercial Banks	$400	405	420
DT Midstream, Inc., 4.1%, 6/15/29	(g) (h)	Pipelines	599	602	604
DT Midstream, Inc., 4.4%, 6/15/31	(g) (h)	Pipelines	963	978	977
Dufry One B.V., 3.4%, 4/15/28	(h)	Retail	€1,248	1,461	1,421
Dufry One B.V., 2.0%, 2/15/27	(h)	Retail	1,335	1,515	1,460
Endeavor Energy Resources LP / EER Finance, Inc., 5.8%, 1/30/28	(g) (h)	Oil & Gas	$1,608	1,692	1,690
Endurance Acquisition Merger Sub, 6.0%, 2/15/29	(g) (h)	Internet	705	651	650
EQM Midstream Partners LP, 4.5%, 1/15/29	(g) (h)	Pipelines	647	650	666
EQM Midstream Partners LP, 4.8%, 1/15/31	(g) (h)	Pipelines	407	409	422
First Quantum Minerals Ltd., 6.5%, 3/1/24	(g) (h)	Mining	759	722	771
Ford Motor Co., 4.8%, 1/15/43	(e)	Auto Manufacturers	358	391	391
Ford Motor Co., 9.6%, 4/22/30	(h)	Auto Manufacturers	380	531	548
Ford Motor Co., 4.3%, 12/8/26	(h)	Auto Manufacturers	399	406	427
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(h)	Auto Manufacturers	222	234	236
Ford Motor Credit Co. LLC, 5.1%, 5/3/29	(p)	Auto Manufacturers	2,427	2,618	2,700
Ford Motor Credit Co. LLC, 4.5%, 8/1/26	(h)	Auto Manufacturers	1,330	1,246	1,434
Ford Motor Credit Co. LLC, 4.4%, 1/8/26	(h)	Auto Manufacturers	511	468	547
Freeport-McMoRan, Inc., 4.1%, 3/1/28	(h)	Mining	264	262	274
Freeport-McMoRan, Inc., 4.3%, 3/1/30	(h)	Mining	231	229	244
Freeport-McMoRan, Inc., 4.4%, 8/1/28	(h)	Mining	169	169	176
Freeport-McMoRan, Inc., 4.6%, 8/1/30	(h)	Mining	169	169	183
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(h)	Telecommunications	1,979	1,854	2,110
Frontier North, Inc., Series G, 6.7%, 2/15/28	(h)	Telecommunications	5,029	4,799	5,425
Gates Global LLC / Gates Corp., 6.3%, 1/15/26	(g) (h)	Miscellaneous Manufacturing	619	646	641
Global Aircraft Leasing Co. Ltd., Series 144A, 6.5%, 9/15/24	(g) (h)	Diversified Financial Services	454	448	442
Granite US Holdings Corp., 11.0%, 10/1/27	(g) (h)	Machinery-Diversified	1,247	1,369	1,367
Grifols Escrow Issuer SA, 4.8%, 10/15/28	(g)	Biotechnology	617	617	627
HCA, Inc., 5.9%, 5/1/23	(h)	Healthcare-Services	3,767	4,017	4,031
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.9%, 9/1/25	(g) (h)	Pharmaceuticals	1,080	1,096	1,161
Hess Midstream Operations LP, 4.3%, 2/15/30	(g) (h)	Pipelines	439	439	440
Hexion, Inc., 7.9%, 7/15/27	(g) (h)	Chemicals	2,967	3,138	3,149
Hilton Domestic Operating Co., Inc., 5.8%, 5/1/28	(g) (h)	Lodging	749	787	805
HLF Financing Sarl LLC / Herbalife International, Inc., 4.9%, 6/1/29	(g) (h)	Pharmaceuticals	838	838	845
Intesa Sanpaolo SpA, 7.7% 9/17/25 (fixed, converts to FRN on 9/17/25)	(g) (h) (k)	Commercial Banks	244	254	273

See notes to financial statements.
11

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Intesa Sanpaolo SpA, 5.9% 9/1/31 (fixed, converts to FRN on 9/1/31)	(h) (k)	Commercial Banks	€310	$407	$410
JPMorgan Chase & Co., Series FF, 5.0% 8/1/24 (fixed, converts to FRN on 8/01/24)	(h) (k)	Commercial Banks	$283	297	293
Kraft Heinz Foods Co., 5.2%, 7/15/45	(h)	Food	521	659	664
Kraft Heinz Foods Co., 3.9%, 5/15/27	(h)	Food	459	459	498
Kraft Heinz Foods Co., 4.3%, 3/1/31	(h)	Food	1,510	1,656	1,706
L Brands, Inc., 6.9%, 11/1/35	(h)	Retail	669	857	814
Laredo Petroleum, Inc., 7.8%, 7/31/29	(g) (h)	Oil & Gas	1,483	1,405	1,463
LD Holdings Group LLC, 6.1%, 4/1/28	(g) (h)	Diversified Financial Services	3,117	3,055	2,861
Liberty Interactive LLC, 8.3%, 2/1/30	(h)	Media Entertainment	4	5	4
LifePoint Health, Inc., 5.4%, 1/15/29	(g) (h)	Healthcare-Services	1,934	1,919	1,898
Macy’s Retail Holdings, Inc., 5.1%, 1/15/42	(h)	Retail	410	387	384
Macy’s Retail Holdings, Inc., 4.3%, 2/15/43	(h)	Retail	410	346	353
Marriott Ownership Resorts, Inc., 4.8%, 1/15/28	(h)	Lodging	751	764	765
Methanex Corp., 5.3%, 12/15/29	(h)	Chemicals	1,078	954	1,144
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/26	(g) (h)	Oil & Gas	104	94	95
Mozart Debt Merger Sub, Inc., 5.3%, 10/1/29	(g) (h)	Healthcare-Products	733	733	745
Natural Resource Partners LP/NRP Finance Corp., 9.1%, 6/30/25	(g) (h)	Coal	2,393	2,360	2,413
Netflix, Inc., 4.6%, 5/15/29		Internet	€633	877	919
New Residential Investment Corp., 6.3%, 10/15/25	(g) (h)	Real Estate Investment Trusts	$3,157	3,159	3,162
News Corp., 3.9%, 5/15/29	(g) (h)	Media Entertainment	621	621	631
NOVA Chemicals Corp., 5.3%, 6/1/27	(g) (h)	Chemicals	814	822	858
NRG Energy, Inc., 5.3%, 6/15/29	(g) (h)	Electric	618	661	659
Occidental Petroleum Corp., 8.9%, 7/15/30	(h)	Oil & Gas	232	318	315
Occidental Petroleum Corp., 7.9%, 9/15/31	(h)	Oil & Gas	185	246	248
Occidental Petroleum Corp., 4.3%, 8/15/39	(h)	Oil & Gas	182	144	183
Occidental Petroleum Corp., 6.6%, 9/1/30	(h)	Oil & Gas	214	241	262
Occidental Petroleum Corp., 3.4%, 4/15/26	(h)	Oil & Gas	381	324	389
Occidental Petroleum Corp., 3.0%, 2/15/27	(h)	Oil & Gas	760	640	761
Occidental Petroleum Corp., 3.5%, 8/15/29	(h)	Oil & Gas	1,230	1,030	1,250
Occidental Petroleum Corp., 3.2%, 8/15/26	(h)	Oil & Gas	422	318	428
Occidental Petroleum Corp., 6.5%, 9/15/36	(h)	Oil & Gas	841	963	1,071
Occidental Petroleum Corp., 2.7%, 2/15/23	(h)	Oil & Gas	10	9	10
Occidental Petroleum Corp., 3.5%, 6/15/25	(h)	Oil & Gas	725	609	751
OneMain Finance Corp., 4.0%, 9/15/30	(h)	Diversified Financial Services	99	99	96
OneMain Finance Corp., 7.1%, 3/15/26	(h)	Diversified Financial Services	423	438	481
OneMain Finance Corp., 6.6%, 1/15/28	(h)	Diversified Financial Services	207	206	233
Organon & Co. / Organon Foreign Debt Co-Issuer B.V., 5.1%, 4/30/31	(g) (h)	Pharmaceuticals	1,145	1,198	1,182
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.3%, 2/1/28	(g) (h)	Healthcare-Products	477	514	509

See notes to financial statements.
12

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.4%, 6/1/25	(g) (h)	Healthcare-Products	$394	$420	$414
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.0%, 8/15/27	(g) (h)	Advertising	836	862	854
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.3%, 1/15/29	(g) (h)	Advertising	506	507	496
Owens & Minor, Inc., 4.5%, 3/31/29	(g) (h)	Pharmaceuticals	639	639	642
Petsmart, Inc. / Petsmart FI Co., 7.8%, 2/15/29	(g) (h)	Retail	912	955	987
Pitney Bowes, Inc., 6.9%, 3/15/27	(g) (h)	Office/Business Equipment	625	625	648
Pitney Bowes, Inc., 7.3%, 3/15/29	(g) (h)	Office/Business Equipment	459	459	475
Plantronics, Inc., 4.8%, 3/1/29	(g) (h)	Telecommunications	954	950	877
Playtika Holding Corp., 4.3%, 3/15/29	(g) (h)	Software	1,237	1,236	1,242
Post Holdings, Inc., 5.5%, 12/15/29	(g) (h)	Food	2,532	2,702	2,697
Post Holdings, Inc., 4.6%, 4/15/30	(g) (h)	Food	163	168	164
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.6%, 3/1/29	(g) (h)	Diversified Financial Services	1,127	1,150	1,120
Science Applications International Corp., 4.9%, 4/1/28	(g) (h)	Computers	1,145	1,174	1,181
Sensata Technologies B.V., 4.0%, 4/15/29	(g) (h)	Electronics	728	737	740
Service Properties Trust, 7.5%, 9/15/25	(h)	Real Estate Investment Trusts	483	546	535
Service Properties Trust, 5.5%, 12/15/27	(h)	Real Estate Investment Trusts	583	587	610
Shelf Drill Holdings Ltd., 8.3%, 2/15/25	(g) (h)	Oil & Gas	2,012	1,833	1,557
Signal Parent, Inc., 6.1%, 4/1/29	(g) (h)	Commercial Services	1,761	1,750	1,641
Sirius XM Radio, Inc., 5.0%, 8/1/27	(g) (h)	Media Entertainment	245	256	256
Sirius XM Radio, Inc., 5.5%, 7/1/29	(g) (h)	Media Entertainment	1,745	1,890	1,885
SoftBank Group Corp., 3.9%, 7/6/32	(h)	Telecommunications	€1,739	1,950	1,927
SoftBank Group Corp., 5.3%, 7/6/31	(h)	Telecommunications	$980	966	983
SoftBank Group Corp., 3.4%, 7/6/29	(h)	Telecommunications	€553	616	616
SoftBank Group Corp., 4.0%, 9/19/29	(h)	Telecommunications	660	783	764
SoftBank Group Corp., 5.1%, 9/19/27	(h)	Telecommunications	$573	593	586
SoftBank Group Corp., 5.0%, 4/15/28	(h)	Telecommunications	€200	257	245
Spectrum Brands, Inc., 5.5%, 7/15/30	(g) (h)	Household Products/Wares	$1,498	1,614	1,620
Sprint Communications, Inc., 6.0%, 11/15/22	(h)	Telecommunications	872	909	916
Sprint Corp., 7.9%, 9/15/23	(h)	Telecommunications	525	589	583
Sprint Corp., 7.6%, 3/1/26	(h)	Telecommunications	636	731	763
SRC Energy, Inc., 6.3%, 12/1/25	(h)	Oil & Gas	1,153	1,135	1,180
Standard Industries, Inc., 3.4%, 1/15/31	(g) (h)	Building Materials	436	436	405
Standard Industries, Inc., 4.4%, 7/15/30	(g) (h)	Building Materials	127	130	127
Standard Industries, Inc., 4.8%, 1/15/28	(g) (h)	Building Materials	517	538	534
Sterling Entertainment Enterprises, LLC, 10.3%, 1/15/25	(l)	Media Entertainment	813	801	835
Summit Materials LLC / Summit Materials Finance Corp., 5.3%, 1/15/29	(g) (h)	Building Materials	493	520	517
SWF Escrow Issuer Corp., 6.5%, 10/1/29	(g) (h)	Household Products/Wares	727	727	695

See notes to financial statements.
13

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.9%, 1/15/29	(h)	Pipelines	$1,145	$1,270	$1,284
Tempur Sealy International, Inc., 4.0%, 4/15/29	(g) (h)	Home Furnishings	687	695	699
Tinkoff Bank JSC Via TCS Finance Ltd., 6.0% 12/20/26 (fixed, converts to FRN on 12/20/26)	(g) (h) (k)	Commercial Banks	1,308	1,306	1,304
TransDigm, Inc., 5.5%, 11/15/27	(h)	Aerospace/Defense	946	899	970
TUI Cruises GmbH, 6.5%, 5/15/26	(g) (h)	Leisure Time	€769	928	914
TUI Cruises GmbH, 6.5%, 5/15/26	(h)	Leisure Time	1,287	1,539	1,530
Uber Technologies, Inc., 4.5%, 8/15/29	(g) (h)	Internet	$225	225	227
Uber Technologies, Inc., 6.3%, 1/15/28	(g) (h)	Internet	1,606	1,729	1,726
UniCredit SpA, 5.4% 6/3/25 (fixed, converts to FRN on 6/30/25)	(h) (k)	Commercial Banks	€265	330	326
United Rentals North America, Inc., 5.3%, 1/15/30	(h)	Commercial Services	$771	838	836
United Rentals North America, Inc., 4.0%, 7/15/30	(h)	Commercial Services	146	152	149
Vail Resorts, Inc., 6.3%, 5/15/25	(g) (h)	Entertainment	299	301	315
ViacomCBS, Inc., 6.3%, 2/28/57 (fixed, converts to FRN on 2/28/27)	(h)	Media Entertainment	343	389	393
VICI Properties LP / VICI Note Co., Inc., 4.1%, 8/15/30	(g) (h)	Real Estate Investment Trusts	822	879	864
Victors Merger Corp., 6.4%, 5/15/29	(g) (h)	Building Materials	1,226	1,215	1,155
Vistra Corp., 8.0%, 10/15/26 (fixed, converts to FRN on 10/15/26)	(g) (h) (k)	Electric	4,153	4,153	4,363
Vistra Operations Co. LLC, 5.0%, 7/31/27	(g) (h)	Electric	904	922	928
Vistra Operations Co. LLC, 5.5%, 9/1/26	(g) (h)	Electric	21	22	22
Weatherford International Ltd., 8.6%, 4/30/30	(g)	Oil & Gas Services	5,896	5,896	6,065
Weatherford International Ltd., 11.0%, 12/1/24	(g)	Oil & Gas Services	99	105	103
Western Midstream Operating LP, 4.5%, 3/1/28		Pipelines	264	209	286
Western Midstream Operating LP, 4.8%, 8/15/28		Pipelines	195	191	215
Western Midstream Operating LP, 4.4%, 2/1/25		Pipelines	111	—	116
Western Midstream Operating LP, 5.3%, 2/1/30	(h)	Pipelines	770	807	845
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.1%, 10/1/29	(g) (h)	Entertainment	97	100	97
XPO CNW, Inc., 6.7%, 5/1/34	(h)	Transportation	1,538	1,577	1,924
XPO Logistics, Inc., 6.3%, 5/1/25	(g) (h)	Transportation	416	434	439
Yum! Brands, Inc., 7.8%, 4/1/25	(g) (h)	Retail	772	836	822
ZF Europe Finance B.V., 3.0%, 10/23/29	(h)	Auto Parts & Equipment	€1,100	1,218	1,315
Total Unsecured Bonds				175,314	178,341

See notes to financial statements.
14

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Collateralized Loan Obligation (CLO) / Structured Credit—31.7%
37 Capital CLO I, Series 2021-1A, Class D, 10/15/34 (3 mo. LIBOR + 3.5%)	(d) (e) (g)	USD CLO	$275	$272	$273
Accunia European CLO III DAC, Series 3X, Class D, 3.1%, 1/20/31 (3 mo. EURIBOR + 3.1%)	(d)	EUR CLO	€240	274	273
Adagio IV CLO Ltd., Series IV-A, Class FR, 8.5%, 4/15/34 (3 mo. EURIBOR + 8.5%)	(d) (g)	EUR CLO	250	285	284
AlbaCore EURO CLO II DAC, Series 2A, Class E, 6.0%, 6/15/34 (3 mo. EURIBOR + 6.0%)	(d) (g)	EUR CLO	250	284	279
Allegro CLO II-S Ltd., Series 2014-1RA, Class D, 5.9%, 10/21/28 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	$450	416	436
Allegro CLO VII Ltd., Series 2018-1X, Class D, 3.0%, 6/13/31 (3 mo. LIBOR + 2.9%)	(d)	USD CLO	580	526	567
ALM 2020 Ltd., Series 2020-1A, Class D, 6.1%, 10/15/29 (3 mo. LIBOR + 6.0%)	(d) (g)	USD CLO	1,170	1,170	1,167
Ambac Assurance Corp., 8.5% PIK, 2/1/55	(g) (h)	Insurance	128	130	123
Ambac Assurance Corp., 8.5% PIK, 2/12/55	(h)	Insurance	239	243	231
Ammc CLO 16 Ltd., Series 2015-16X, Class ER, 6.2%, 4/14/29 (3 mo. LIBOR + 6.1%)	(d)	USD CLO	510	503	497
Ammc CLO 19 Ltd., Series 2016-19A, Class D, 3.9%, 10/15/28 (3 mo. LIBOR + 3.8%)	(d) (g)	USD CLO	205	203	205
Ammc CLO 20 Ltd., Series 2017-20A, Class E, 5.9%, 4/17/29 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	250	248	246
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class E, 5.6%, 4/13/31 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	775	757	758
Anchorage Capital CLO 10 Ltd., Series 2018-10A, Class E, 5.9%, 10/15/31 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	345	342	340
Anchorage Capital CLO 18 Ltd., Series 2021-18A, Class F, 7.2%, 4/15/34 (3 mo. LIBOR + 7.0%)	(d) (g)	USD CLO	280	263	247
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class E, 5.6%, 1/28/31 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	895	876	879
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, 2.7%, 1/28/31 (3 mo. LIBOR + 2.6%)	(d) (g)	USD CLO	250	240	247
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, 5.5%, 1/15/30 (3 mo. LIBOR + 5.4%)	(d) (g)	USD CLO	545	532	540
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ER, 6.5%, 7/15/30 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	355	351	352
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class ER, 5.9%, 7/28/28 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	250	245	250
Anchorage Capital CLO 8 Ltd., Series 2016-8X, Class ER, 5.9%, 7/28/28 (3 mo. LIBOR + 5.8%)	(d)	USD CLO	540	540	540
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, 3.8%, 7/15/32 (3 mo. EURIBOR + 3.8%)	(d)	EUR CLO	€435	519	503
Anchorage Capital Europe CLO DAC, Series 4A, Class E, 5.7%, 4/25/34 (3 mo. EURIBOR + 5.7%)	(d) (g)	EUR CLO	260	305	294
Anchorage Credit Funding 10 Ltd., Series 2020-10A, Class EV, 7.1%, 4/25/38	(g)	USD CLO	$250	234	238
Anchorage Credit Funding 12 Ltd., Series 2020-12A, Class D, 5.9%, 10/25/38	(g)	USD CLO	295	295	296

See notes to financial statements.
15

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Anchorage Credit Funding 2 Ltd., Series 2015-2A, Class ERV, 7.0%, 4/25/38	(g)	USD CLO	$250	$232	$236
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class ER, 7.2%, 1/28/39	(g)	USD CLO	410	386	396
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class DR, 5.8%, 1/28/39	(g)	USD CLO	250	250	249
Anchorage Credit Funding 4 Ltd., Series 2016-4A, Class ER, 6.7%, 4/27/39	(g)	USD CLO	250	239	239
Anchorage Credit Funding 6 Ltd., Series 2018-6A, Class E, 6.9%, 7/25/36	(g)	USD CLO	570	546	543
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class E, 7.7%, 1/20/32 (3 mo. LIBOR + 7.6%)	(d) (g)	USD CLO	290	281	287
Apex Credit CLO 2015-II Ltd., Series 2015-2A, Class ER, 6.2%, 10/17/26 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	330	329	329
Apex Credit CLO 2020 Ltd., Series 2020-1A, Class E1, 7.7%, 10/20/31 (3 mo. LIBOR + 7.6%)	(d) (g)	USD CLO	703	703	703
Ares European CLO IX B.V., Series 9X, Class D, 2.4%, 10/14/30 (3 mo. EURIBOR + 2.4%)	(d)	EUR CLO	€520	548	582
Ares European CLO VI B.V., Series 2013-6X, Class ER, 5.3%, 4/15/30 (3 mo. EURIBOR + 5.3%)	(d)	EUR CLO	340	381	390
Ares LIX CLO Ltd., Series 2021-59A, Class E, 6.4%, 4/25/34 (3 mo. LIBOR + 6.3%)	(d) (g)	USD CLO	$445	444	446
Ares XL CLO Ltd., Series 2016-40A, Class DR, 6.5%, 1/15/29 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	585	583	580
Ares XLI CLO Ltd., Series 2016-41A, Class ER, 6.9%, 4/15/34 (3 mo. LIBOR + 6.8%)	(d) (g)	USD CLO	1,440	1,445	1,440
Ares XLII CLO Ltd., Series 2017-42A, Class E, 6.2%, 1/22/28 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	280	275	276
Ares XLII CLO Ltd., Series 2017-42X, Class E, 6.2%, 1/22/28 (3 mo. LIBOR + 6.1%)	(d)	USD CLO	550	543	542
Ares XLIV CLO Ltd., Series 2017-44A, Class DR, 7.0%, 4/15/34 (3 mo. LIBOR + 6.9%)	(d) (g)	USD CLO	615	606	612
Ares XLIX CLO Ltd., Series 2018-49A, Class D, 3.1%, 7/22/30 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	245	248
Ares XLVIII CLO, Series 2018-48A, Class D, 2.8%, 7/20/30 (3 mo. LIBOR + 2.7%)	(d) (g)	USD CLO	565	552	560
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, 2.8%, 10/15/30 (3 mo. LIBOR + 2.7%)	(d) (g)	USD CLO	250	247	247
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, 3.1%, 7/15/30 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	250	249
Armada Euro CLO, Series 5A, Class E, 6.0%, 7/28/34 (3 mo. EURIBOR + 6.0%)	(d) (g)	EUR CLO	€295	347	336
ArrowMark Colorado Holdings, Series 2017-6A, Class E, 6.7%, 7/15/29 (3 mo. LIBOR + 6.6%)	(d) (g)	USD CLO	$700	688	688
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class DR, 2.7%, 11/17/27 (3 mo. LIBOR + 2.6%)	(d) (g)	USD CLO	500	480	492
Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class D, 2.7%, 4/20/28 (3 mo. LIBOR + 2.6%)	(d) (g)	USD CLO	250	236	247

See notes to financial statements.
16

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Atrium CDO Corp., Series 14A, Class D, 3.1%, 8/23/30 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CDO	$250	$236	$249
Atrium IX, Series 9A, Class ER, 6.6%, 5/28/30 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	305	303	303
Atrium XII, Series 12A, Class DR, 2.9%, 4/22/27 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	250	240	249
Atrium XII, Series 12A, Class ER, 5.4%, 4/22/27 (3 mo. LIBOR + 5.3%)	(d) (g)	USD CLO	250	247	248
Atrium XV, Series 15A, Class E, 6.0%, 1/23/31 (3 mo. LIBOR + 5.9%)	(d) (g)	USD CLO	665	658	659
Avery Point III CLO Ltd., Series 2013-3A, Class E, 5.1%, 1/18/25 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	329	329	329
Avery Point VI CLO Ltd., Series 2015-6A, Class E1, 5.6%, 8/5/27 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	500	486	485
Avery Point VII CLO Ltd., Series 2015-7A, Class F, 8.1%, 1/15/28 (3 mo. LIBOR + 8.0%)	(d) (g)	USD CLO	250	233	233
Avoca CLO XI Ltd., Series 11X, Class ER, 5.0%, 7/15/30 (3 mo. EURIBOR + 5.0%)	(d)	EUR CLO	€210	225	239
Bain Capital Credit CLO 2016-2 Ltd., Series 2016-2A, Class E, 7.2%, 1/15/29 (3 mo. LIBOR + 7.0%)	(d) (g)	USD CLO	$750	740	740
Bain Capital Credit CLO 2021-3 Ltd., Series 2021-3A, Class E, 6.7%, 7/24/34 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	390	391	392
Bain Capital Credit CLO 2021-3 Ltd., Series 2021-3X, Class E, 6.7%, 7/24/34 (3 mo. LIBOR + 6.5%)	(d)	USD CLO	250	250	250
Ballyrock CLO 2016-1 Ltd., Series 2016-1A, Class ER, 7.1%, 10/15/28 (3 mo. LIBOR + 7.0%)	(d) (g)	USD CLO	250	248	251
Barings CLO 2013-I Ltd., Series 2013-IA, Class ER, 5.3%, 1/20/28 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	1,255	1,229	1,236
Barings CLO Ltd. 2016-II, Series 2016-2A, Class ER, 6.6%, 7/20/28 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	250	246	250
Barings CLO Ltd. 2018-III, Series 2018-3A, Class E, 5.9%, 7/20/29 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	250	242	244
Barings CLO Ltd. 2018-III, Series 2018-3A, Class D, 3.0%, 7/20/29 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	330	325	326
Barings Euro CLO 2014-1 DAC, Series 2014-1X, Class ERR, 4.8%, 7/15/31 (3 mo. EURIBOR + 4.8%)	(d)	EUR CLO	€365	413	413
Barings Euro CLO 2018-2 BV, Series 2018-2X, Class D, 3.2%, 10/15/31 (3 mo. EURIBOR + 3.2%)	(d)	EUR CLO	920	1,080	1,064
Barings Euro CLO 2020-1 DAC, Series 2020-1A, Class ER, 10/21/34 (3 mo. EURIBOR + 6.2%)	(d) (g) (l)	EUR CLO	250	282	280
Barings Euro CLO 2020-1 DAC, Series 2020-1X, Class E, 6.9%, 4/21/33 (3 mo. EURIBOR + 6.9%)	(d)	EUR CLO	235	287	272
Barings Euro CLO 2020-1 DAC, Series 2020-1X, Class F, 8.0%, 4/21/33 (3 mo. EURIBOR + 8.0%)	(d)	EUR CLO	100	119	116
Battalion CLO XV Ltd., Series 2020-15A, Class E, 6.5%, 1/17/33 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	$385	386	386
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, 3.8%, 7/15/29 (3 mo. LIBOR + 3.7%)	(d) (g)	USD CLO	250	243	248
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D2, 5.1%, 10/19/34 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	605	599	599

See notes to financial statements.
17

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Black Diamond CLO 2017-1 Ltd., Series 2017-1A, Class C, 4.1%, 4/24/29 (3 mo. LIBOR + 4.0%)	(d) (g)	USD CLO	$590	$581	$590
BlackRock European CLO V DAC, Series 5X, Class E, 4.4%, 7/16/31 (3 mo. EURIBOR + 4.4%)	(d)	EUR CLO	€130	138	143
BlueMountain CLO 2012-2 Ltd., Series 2012-2A, Class ER2, 5.9%, 11/20/28 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	$470	464	470
BlueMountain CLO 2015-2 Ltd., Series 2015-2A, Class ER, 5.3%, 7/18/27 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	590	581	583
BlueMountain Fuji US CLO III Ltd., Series 2017-3A, Class D, 2.5%, 1/15/30 (3 mo. LIBOR + 2.4%)	(d) (g)	USD CLO	250	237	245
BNPP IP CLO 2014-II Ltd., Series 2014-2A, Class DR, 3.6%, 10/30/25 (3 mo. LIBOR + 3.5%)	(d) (g)	USD CLO	280	276	277
Bosphorus CLO IV DAC, Series 4A, Class F, 6.2%, 12/15/30 (3 mo. EURIBOR + 6.2%)	(d) (g)	EUR CLO	€250	282	269
Bosphorus CLO V DAC, Series 5A, Class DE, 4.8%, 12/12/32 (3 mo. EURIBOR + 4.8%)	(d) (g)	EUR CLO	320	354	371
Broad River Bsl Funding CLO Ltd., Series 2020-1A, Class ER, 6.6%, 7/20/34 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	$250	252	251
Brookside Mill CLO 2013-1 Ltd., Series 2013-1A, Class ER, 5.6%, 1/17/28 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	385	379	380
Cairn CLO III B.V., Series 2013-3X, Class F, 6.6%, 10/20/28 (6 mo. EURIBOR + 6.6%)	(d)	EUR CLO	€250	300	288
Cairn CLO VI B.V., Series 2016-6X, Class FR, 8.3%, 7/25/29 (3 mo. EURIBOR + 8.3%)	(d)	EUR CLO	190	227	218
Cairn CLO VI B.V., Series 2016-6X, Class DR, 3.1%, 7/25/29 (3 mo. EURIBOR + 3.1%)	(d)	EUR CLO	135	158	156
Cairn CLO X B.V., Series 2018-10X, Class E, 5.2%, 10/15/31 (3 mo. EURIBOR + 5.2%)	(d)	EUR CLO	130	152	147
Cairn CLO XI DAC, Series 2019-11X, Class D, 4.2%, 7/15/35 (3 mo. EURIBOR + 4.2%)	(d)	EUR CLO	625	678	725
Carlyle Global Market Strategies CLO 2013-2 Ltd., Series 2013-2A, Class DR, 2.5%, 1/18/29 (3 mo. LIBOR + 2.4%)	(d) (g)	USD CLO	$250	238	248
Carlyle Global Market Strategies Euro CLO 2013-1 B.V., Series 2013-1X, Class DR, 5.8%, 4/15/30 (3 mo. EURIBOR + 5.8%)	(d)	EUR CLO	€260	314	295
Carlyle Global Market Strategies Euro CLO 2014-1 DAC, Series 2014-1X, Class ER, 4.9%, 7/15/31 (3 mo. EURIBOR + 4.9%)	(d)	EUR CLO	255	287	287
Carlyle Global Market Strategies Euro CLO 2015-2 DAC, Series 2015-2X, Class E, 6.5%, 9/21/29 (3 mo. EURIBOR + 6.5%)	(d)	EUR CLO	665	773	760
Carlyle Global Market Strategies Euro CLO 2015-2 DAC, Series 2015-2X, Class CR, 2.7%, 9/21/29 (3 mo. EURIBOR + 2.7%)	(d)	EUR CLO	140	163	162
Carlyle Global Market Strategies Euro CLO 2015-3 DAC, Series 2015-3X, Class C1RE, 2.6%, 7/15/30 (3 mo. EURIBOR + 2.6%)	(d)	EUR CLO	275	323	314
Carlyle Global Market Strategies Euro CLO 2020-1 DAC, Series 2020-1X, Class D, 5.4%, 4/15/33 (3 mo. EURIBOR + 5.4%)	(d)	EUR CLO	250	290	280

See notes to financial statements.
18

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Carlyle US CLO 2016-4 Ltd., Series 2016-4A, Class CR, 2.9%, 10/20/27 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	$280	$267	$275
Catalyst Healthcare Manchester Financing Plc, Series AMBC, 2.4%, 9/30/40	(h)	Healthcare-Services	£249	667	723
Catamaran CLO 2013-1 Ltd., Series 2013-1A, Class ER, 5.7%, 1/27/28 (3 mo. LIBOR + 5.6%)	(d) (g)	USD CLO	$710	708	710
Catamaran CLO 2014-1 Ltd., Series 2014-1A, Class CR, 3.6%, 4/22/30 (3 mo. LIBOR + 3.4%)	(d) (g)	USD CLO	250	243	248
Cent CLO 21 Ltd., Series 2014-21A, Class CR2, 3.3%, 7/27/30 (3 mo. LIBOR + 3.2%)	(d) (g)	USD CLO	620	600	613
CFIP CLO 2013-1 Ltd., Series 2013-1A, Class ER, 6.8%, 4/20/29 (3 mo. LIBOR + 6.7%)	(d) (g)	USD CLO	470	468	465
CFIP CLO 2014-1 Ltd., Series 2014-1A, Class ER, 6.7%, 7/13/29 (3 mo. LIBOR + 6.6%)	(d) (g)	USD CLO	250	249	248
CFIP CLO 2014-1 Ltd., Series 2014-1A, Class DR, 4.2%, 7/13/29 (3 mo. LIBOR + 4.1%)	(d) (g)	USD CLO	495	488	495
CIFC Funding 2013-II Ltd., Series 2013-2A, Class B1LR, 3.2%, 10/18/30 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	200	196	200
CIFC Funding 2014 Ltd., Series 2014-1A, Class DR2, 3.0%, 1/18/31 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	250	242	244
CIFC Funding 2014-IV-R Ltd., Series 2014-4RA, Class D, 5.8%, 10/17/30 (3 mo. LIBOR + 5.7%)	(d) (g)	USD CLO	595	580	580
CIFC Funding 2015-III Ltd., Series 2015-3A, Class ER, 5.1%, 4/19/29 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	250	243	243
CIFC Funding 2017-I Ltd., Series 2017-1A, Class E, 6.5%, 4/23/29 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	255	254	253
Columbia Cent CLO 31 Ltd., Series 2021-31A, Class E, 6.7%, 4/20/34 (3 mo. LIBOR + 6.6%)	(d) (g)	USD CLO	514	498	506
Contego CLO II B.V., Series 2X, Class ER, 4.6%, 11/15/26 (3 mo. EURIBOR + 5.2%)	(d)	EUR CLO	€170	185	196
Contego CLO VIII DAC, Series 8A, Class FR, 8.8%, 1/25/34 (3 mo. EURIBOR + 8.8%)	(d) (g)	EUR CLO	250	285	277
Covenant Credit Partners CLO III Ltd., Series 2017-1A, Class D, 3.9%, 10/15/29 (3 mo. LIBOR + 3.8%)	(d) (g)	USD CLO	$1,170	1,151	1,155
Crown Point CLO IV Ltd., Series 2018-4A, Class D, 2.9%, 4/20/31 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	285	265	278
CVC Cordatus Loan Fund X DAC, Series 10X, Class D, 2.5%, 1/27/31 (3 mo. EURIBOR + 2.5%)	(d)	EUR CLO	€190	206	212
Deer Park CLO DAC, Series 1A, Class ER, 6.3%, 10/15/34 (3 mo. EURIBOR + 6.3%)	(d) (g)	EUR CLO	250	287	287
Denali Capital CLO XI Ltd., Series 2015-1A, Class DR, 5.7%, 10/20/28 (3 mo. LIBOR + 5.6%)	(d) (g)	USD CLO	$750	724	715
Diamond CLO 2019-1 Ltd., Series 2019-1A, Class E, 8.2%, 4/25/29 (3 mo. LIBOR + 8.1%)	(d) (g)	USD CLO	325	326	326
Dryden 30 Senior Loan Fund, Series 2013-30A, Class FR, 7.4%, 11/15/28 (3 mo. LIBOR + 7.3%)	(d) (g)	USD CLO	250	234	242
Dryden 33 Senior Loan Fund, Series 2014-33A, Class FR2, 8.6%, 4/15/29 (3 mo. LIBOR + 8.5%)	(d) (g)	USD CLO	200	200	199
Dryden 51 Euro CLO 2017 B.V., Series 2017-51X, Class E, 4.9%, 7/15/31 (3 mo. EURIBOR + 4.9%)	(d)	EUR CLO	€275	327	314

See notes to financial statements.
19

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Dryden 53 CLO Ltd., Series 2017-53A, Class D, 2.5%, 1/15/31 (3 mo. LIBOR + 2.4%)	(d) (g)	USD CLO	$250	$231	$245
Dryden 59 Euro CLO 2017 B.V., Series 2017-59X, Class D1, 2.4%, 5/15/32 (3 mo. EURIBOR + 2.4%)	(d)	EUR CLO	€365	390	414
Dryden 59 Euro CLO 2017 B.V., Series 2017-59X, Class F, 6.1%, 5/15/32 (3 mo. EURIBOR + 6.1%)	(d)	EUR CLO	110	122	120
Dryden 69 Euro CDO 2019 DAC, Series 2019-69A, Class ER, 10/18/34 (3 mo. EURIBOR + 6.4%)	(d) (g)	EUR CDO	370	421	419
Dryden 79 Euro CDO 2020 DAC, Series 2020-79X, Class E, 6.8%, 1/18/34 (3 mo. EURIBOR + 6.8%)	(d)	EUR CDO	160	195	185
Dryden 89 Euro CLO 2020 DAC, Series 2020-89A, Class F, 10/18/34 (3 mo. EURIBOR + 8.8%)	(d) (g)	EUR CLO	250	282	281
Dryden 89 Euro CLO 2020 DAC, Series 2020-89A, Class E, 10/18/34 (3 mo. EURIBOR + 6.2%)	(d) (g)	EUR CLO	280	321	321
Elevation CLO 2013-1 Ltd., Series 2013-1A, Class D1R2, 7.8%, 8/15/32 (3 mo. LIBOR + 7.7%)	(d) (g)	USD CLO	$1,300	1,300	1,305
Elevation CLO 2016-5 Ltd., Series 2016-5A, Class ER, 6.5%, 10/25/31 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	515	487	489
Elevation CLO 2017-6 Ltd., Series 2017-6X, Class E, 6.7%, 7/15/29 (3 mo. LIBOR + 6.6%)	(d)	USD CLO	540	531	533
Elevation CLO 2017-7 Ltd., Series 2017-7A, Class D, 3.0%, 7/15/30 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	455	433	451
Elevation CLO 2017-8 Ltd., Series 2017-8A, Class D, 3.0%, 10/25/30 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	250	243	243
Elevation CLO 2021-14 Ltd., Series 2021-14A, Class D2, 5.1%, 10/20/34 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	630	622	622
Elmwood CLO VII Ltd., Series 2020-4A, Class E, 7.2%, 1/17/34 (3 mo. LIBOR + 7.1%)	(d) (g)	USD CLO	250	256	252
Erna Srl, Series 1, Class B, 3.6%, 7/25/31 (3 mo. EURIBOR + 3.6%)	(d)	Commercial MBS	€438	500	507
Erna Srl, Series 1, Class A, 2.3%, 7/25/31 (3 mo. EURIBOR + 2.3%)	(d)	Commercial MBS	291	337	338
Euro-Galaxy VI CLO DAC, Series 2018-6X, Class E, 4.1%, 4/11/31 (3 mo. EURIBOR + 4.1%)	(d)	EUR CLO	750	835	828
Euro-Galaxy VII CLO DAC, Series 2019-7A, Class FR, 8.6%, 7/25/35 (3 mo. EURIBOR + 8.6%)	(d) (g)	EUR CLO	€250	289	278
Fair Oaks Loan Funding I DAC, Series 1A, Class ER, 6.1%, 4/15/34 (3 mo. EURIBOR + 6.1%)	(d) (g)	EUR CLO	250	296	286
First Eagle Clarendon Fund CLO LLC, Series 2014-1A, Class E, 6.2%, 1/25/27 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	$1,000	1,000	1,000
Flagship CLO 2014-8 Ltd., Series 2014-8A, Class DR, 3.2%, 1/16/26 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	350	346	349
Galaxy XXIV CLO Ltd., Series 2017-24X, Class D, 2.6%, 1/15/31 (3 mo. LIBOR + 2.5%)	(d)	USD CLO	550	505	541
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, 2.9%, 5/16/31 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	250	230	249
Gallatin CLO IX 2018-1 Ltd., Series 2018-1A, Class E, 5.6%, 1/21/28 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	850	840	850
Gallatin CLO VIII 2017-1 Ltd., Series 2017-1A, Class E, 5.5%, 7/15/27 (3 mo. LIBOR + 5.4%)	(d) (g)	USD CLO	845	832	845

See notes to financial statements.
20

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
GAM FRR2 H Co.	(l) (q)	Financial Services	$3,109	$3,109	$3,060
Greywolf CLO III Ltd., Series 2020-3RA, Class DR, 7.0%, 4/15/33 (3 mo. LIBOR + 6.9%)	(d) (g)	USD CLO	365	366	365
Greywolf CLO V Ltd., Series 2015-1A, Class CR, 3.1%, 1/27/31 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	500	473	499
Harvest CLO IX DAC, Series 9A, Class FR, 6.7%, 2/15/30 (3 mo. EURIBOR + 6.7%)	(d) (g)	EUR CLO	€250	272	271
Harvest CLO IX DAC, Series 9X, Class ER, 5.1%, 2/15/30 (3 mo. EURIBOR + 5.1%)	(d)	EUR CLO	455	491	499
Harvest CLO X DAC, Series 10X, Class E, 4.4%, 11/15/28 (3 mo. EURIBOR + 5.0%)	(d)	EUR CLO	117	139	135
Harvest CLO XII DAC, Series 12X, Class FR, 6.6%, 11/18/30 (3 mo. EURIBOR + 6.6%)	(d)	EUR CLO	175	176	192
Harvest CLO XIV DAC, Series 14X, Class F, 6.3%, 11/18/29 (3 mo. EURIBOR + 6.3%)	(d)	EUR CLO	215	254	239
Henley CLO VI DAC, Series 6A, Class E, 6/10/34 (3 mo. EURIBOR + 6.1%)	(d) (g)	EUR CLO	250	287	286
Henley CLO VI DAC, Series 6A, Class F, 6/10/34 (3 mo. EURIBOR + 8.8%)	(d) (g)	EUR CLO	250	282	281
Highbridge Loan Management 4-2014 Ltd., Series 4A-2014, Class CR, 2.7%, 1/28/30 (3 mo. LIBOR + 2.6%)	(d) (g)	USD CLO	$261	244	256
Highbridge Loan Management 7-2015 Ltd., Series 7A-2015, Class ER, 5.1%, 3/15/27 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	1,220	1,185	1,214
ICG US CLO 2015-1 Ltd., Series 2015-1A, Class DR, 5.9%, 10/19/28 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	250	245	245
ICG US CLO 2021-1 Ltd., Series 2021-1A, Class E, 6.5%, 4/17/34 (3 mo. LIBOR + 6.3%)	(d) (g)	USD CLO	325	326	323
Jamestown CLO Ltd., Series 2013-2A, Class DR, 5.6%, 4/22/30 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	1,230	1,201	1,212
Jamestown CLO V Ltd., Series 2014-5A, Class D, 3.9%, 1/17/27 (3 mo. LIBOR + 3.8%)	(d) (g)	USD CLO	815	812	815
Jamestown CLO X Ltd., Series 2017-10A, Class C, 3.8%, 7/17/29 (3 mo. LIBOR + 3.7%)	(d) (g)	USD CLO	250	245	250
Jamestown CLO XI Ltd., Series 2018-11A, Class D, 6.1%, 7/14/31 (3 mo. LIBOR + 6.0%)	(d) (g)	USD CLO	250	236	240
Jamestown CLO XI Ltd., Series 2018-11A, Class C, 3.4%, 7/14/31 (3 mo. LIBOR + 3.3%)	(d) (g)	USD CLO	750	730	750
Jamestown CLO XV Ltd., Series 2020-15A, Class E, 7.1%, 4/15/33 (3 mo. LIBOR + 7.0%)	(d) (g)	USD CLO	250	251	250
JFIN CLO 2012 Ltd., Series 2012-1A, Class DR, 6.6%, 7/20/28 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	700	693	694
JMP Credit Advisors CLO IV Ltd., Series 2017-1A, Class D, 4.3%, 7/17/29 (3 mo. LIBOR + 4.2%)	(d) (g)	USD CLO	610	598	609
Jubilee CLO 2014-XII B.V., Series 2014-12X, Class DR, 2.9%, 4/15/30 (3 mo. EURIBOR + 2.9%)	(d)	EUR CLO	€155	175	179
Jubilee CLO 2015-XV B.V., Series 2015-15X, Class F, 5.4%, 7/12/28 (3 mo. EURIBOR + 6.0%)	(d)	USD CLO	$275	324	305

See notes to financial statements.
21

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Jubilee CLO 2015-XVI B.V., Series 2015-16X, Class F, 6.9%, 12/15/29 (3 mo. EURIBOR + 6.9%)	(d)	EUR CLO	€250	$284	$268
Jubilee CLO 2017-XVIII B.V., Series 2017-18X, Class D, 3.1%, 1/15/30 (3 mo. EURIBOR + 3.1%)	(d)	EUR CLO	200	223	231
Kingsland IX Ltd., Series 2018-9A, Class DR, 3.3%, 4/28/31 (3 mo. LIBOR + 3.2%)	(d) (g)	USD CLO	$725	707	704
KKR CLO 13 Ltd., Series 13, Class ER, 5.1%, 1/16/28 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	370	369	369
KVK CLO 2013-1 Ltd., Series 2013-1A, Class ER, 6.1%, 1/14/28 (3 mo. LIBOR + 5.9%)	(d) (g)	USD CLO	500	497	502
KVK CLO 2018-1 Ltd., Series 2018-1A, Class E, 6.0%, 5/20/29 (3 mo. LIBOR + 5.9%)	(d) (g)	USD CLO	330	326	326
LCM XX LP, Series 20A, Class ER, 5.6%, 10/20/27 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	300	285	296
LCM XXI LP, Series 21A, Class ER, 5.9%, 4/20/28 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	570	546	568
Longfellow Place CLO Ltd., Series 2013-1A, Class DRR, 4.6%, 4/15/29 (3 mo. LIBOR + 4.5%)	(d) (g)	USD CLO	520	513	519
Madison Park Euro Funding XVI DAC, Series 16A, Class E, 6.0%, 5/25/34 (3 mo. EURIBOR + 6.0%)	(d) (g)	EUR CLO	€300	352	334
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, 6.5%, 1/20/29 (3 mo. LIBOR + 6.4%)	(d) (g)	USD CLO	$765	762	763
Madison Park Funding XI Ltd., Series 2013-11A, Class FR, 7.9%, 7/23/29 (3 mo. LIBOR + 7.8%)	(d) (g)	USD CLO	625	610	610
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 3.4%, 7/23/29 (3 mo. LIBOR + 3.3%)	(d) (g)	USD CLO	430	422	430
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 6.6%, 7/23/29 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	815	803	813
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 5.9%, 4/19/30 (3 mo. LIBOR + 5.8%)	(d) (g)	USD CLO	250	242	246
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, 4.5%, 1/22/28 (3 mo. LIBOR + 4.4%)	(d) (g)	USD CLO	340	337	335
Madison Park Funding XIX Ltd., Series 2015-19A, Class ER, 6.2%, 1/22/28 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	250	234	245
Madison Park Funding XXIV Ltd., Series 2016-24X, Class ER, 7.3%, 10/20/29 (3 mo. LIBOR + 7.2%)	(d)	USD CLO	720	721	719
Madison Park Funding XXX Ltd., Series 2018-30A, Class E, 5.1%, 4/15/29 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	755	735	739
Madison Park Funding XXXII Ltd., Series 2018-32A, Class ER, 6.3%, 1/22/31 (3 mo. LIBOR + 6.2%)	(d) (g)	USD CLO	390	389	389
Man GLG Euro CLO III DAC, Series 3X, Class D, 3.3%, 10/15/30 (3 mo. EURIBOR + 3.3%)	(d)	EUR CLO	€145	171	168
Man GLG US CLO, Series 2018-1A, Class CR, 3.2%, 4/22/30 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	$560	531	542
Marble Point CLO XI Ltd., Series 2017-2A, Class D, 2.9%, 12/18/30 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	250	233	234
Marble Point CLO XII Ltd., Series 2018-1A, Class D, 3.1%, 7/16/31 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	244	238
Marble Point CLO XXI Ltd., Series 2021-3A, Class D2, 5.1%, 10/17/34 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	470	464	465

See notes to financial statements.
22

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Midocean Credit CLO IX, Series 2018-9A, Class E, 6.2%, 7/20/31 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	$435	$418	$419
Midocean Credit CLO IX, Series 2018-9A, Class D, 3.4%, 7/20/31 (3 mo. LIBOR + 3.3%)	(d) (g)	USD CLO	250	245	245
Midocean Credit CLO V, Series 2016-5A, Class ER, 5.7%, 7/19/28 (3 mo. LIBOR + 5.6%)	(d) (g)	USD CLO	560	549	550
Midocean Credit CLO VII, Series 2017-7A, Class D, 4.0%, 7/15/29 (3 mo. LIBOR + 3.9%)	(d) (g)	USD CLO	340	336	339
Midocean Credit CLO VIII, Series 2018-8A, Class D, 3.0%, 2/20/31 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	250	235	248
Mitchells & Butlers Finance Plc, Series C1, 6.5%, 9/15/32	(h)	Retail	£746	1,173	1,145
Mitchells & Butlers Finance Plc, Series C2, 1.9%, 9/15/34 (3 mo. LIBOR GBP + 1.9%)	(d) (h)	Retail	972	1,127	1,121
Mitchells & Butlers Finance Plc, Series B2, 6.0%, 12/15/30	(h)	Retail	194	301	289
Mitchells & Butlers Finance Plc, Series D1, 2.2%, 6/15/36 (3 mo. LIBOR GBP + 2.1%)	(d) (h)	Retail	273	310	308
MKS CLO 2017-2 Ltd., Series 2017-2A, Class D, 2.8%, 1/20/31 (3 mo. LIBOR + 2.7%)	(d) (g)	USD CLO	$535	515	518
Mountain View CLO 2017-1 LLC, Series 2017-1A, Class D, 3.7%, 10/16/29 (3 mo. LIBOR + 3.6%)	(d) (g)	USD CLO	250	247	247
Mountain View CLO 2017-2 LLC, Series 2017-2X, Class E, 6.1%, 1/16/31 (3 mo. LIBOR + 6.0%)	(d)	USD CLO	250	233	233
MP CLO III Ltd., Series 2013-1A, Class DR, 3.2%, 10/20/30 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	250	245	239
MP CLO VII Ltd., Series 2015-1A, Class DRR, 3.1%, 10/18/28 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	250	246
Mulberry Street CDO II Ltd., Series 2A, Class A1W, 0.7%, 8/12/38 (6 mo. LIBOR + 0.6%)	(d) (g)	USD CDO	1,124	732	758
Nassau 2017-I Ltd., Series 2017-IA, Class C, 4.0%, 10/15/29 (3 mo. LIBOR + 3.9%)	(d) (g)	USD CLO	265	261	262
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class ER2, 6.9%, 1/28/30 (3 mo. LIBOR + 6.8%)	(d) (g)	USD CLO	605	605	606
Northwoods Capital 19 Euro DAC, Series 2019-19X, Class D, 4.0%, 11/25/33 (3 mo. EURIBOR + 4.0%)	(d)	EUR CLO	€550	666	638
Northwoods Capital 19 Euro DAC, Series 2020-21A, Class FR, 8.6%, 7/22/34 (3 mo. EURIBOR + 8.6%)	(d) (g)	EUR CLO	345	405	384
Northwoods Capital 23 Euro DAC, Series 2021-23A, Class F, 8.5%, 3/15/34 (3 mo. EURIBOR + 8.5%)	(d) (g)	EUR CLO	250	281	285
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class D, 3.6%, 2/21/30 (3 mo. EURIBOR + 3.6%)	(d)	EUR CLO	110	129	127
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class E, 6.2%, 2/21/30 (3 mo. EURIBOR + 6.2%)	(d)	EUR CLO	145	163	166
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class E, 4.6%, 1/20/32 (3 mo. EURIBOR + 4.6%)	(d)	EUR CLO	120	140	132
Oaktree CLO 2015-1 Ltd., Series 2015-1A, Class DR, 5.3%, 10/20/27 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	$250	250	250

See notes to financial statements.
23

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
OCP CLO 2014-7 Ltd., Series 2014-7A, Class ERR, 8.1%, 7/20/29 (3 mo. LIBOR + 8.0%)	(d) (g)	USD CLO	$350	$335	$325
OCP CLO 2017-13 Ltd., Series 2017-13A, Class DR, 6.6%, 7/15/30 (3 mo. LIBOR + 6.5%)	(d) (g)	USD CLO	250	250	250
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class D, 5.6%, 4/16/31 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	510	492	488
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, 2.6%, 1/25/31 (3 mo. LIBOR + 2.5%)	(d) (g)	USD CLO	505	492	490
OZLM Funding II Ltd., Series 2012-2A, Class DR2, 6.0%, 7/30/31 (3 mo. LIBOR + 5.9%)	(d) (g)	USD CLO	250	236	236
OZLM Funding IV Ltd., Series 2013-4A, Class CR, 3.5%, 10/22/30 (3 mo. LIBOR + 3.4%)	(d) (g)	USD CLO	250	244	248
OZLM VII Ltd., Series 2014-7RA, Class CR, 3.1%, 7/17/29 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	240	247
OZLM VIII Ltd., Series 2014-8A, Class DRR, 6.2%, 10/17/29 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	355	341	346
OZLM VIII Ltd., Series 2014-8A, Class CRR, 3.3%, 10/17/29 (3 mo. LIBOR + 3.2%)	(d) (g)	USD CLO	490	473	490
OZLM XIV Ltd., Series 2015-14A, Class DRR, 7.1%, 7/15/34 (3 mo. LIBOR + 7.0%)	(d) (g)	USD CLO	300	294	294
OZLM XIX Ltd., Series 2017-19A, Class C, 3.2%, 11/22/30 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	250	225	246
OZLM XVI Ltd., Series 2017-16A, Class C, 3.7%, 5/16/30 (3 mo. LIBOR + 3.6%)	(d) (g)	USD CLO	250	243	246
OZLM XX Ltd., Series 2018-20A, Class C, 3.1%, 4/20/31 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	515	497	502
Palmer Square European CLO 2021-1 DAC, Series 2021-1A, Class E, 5.7%, 4/15/34 (3 mo. EURIBOR + 5.7%)	(d) (g)	EUR CLO	€250	295	286
Palmer Square Loan Funding 2019-2 Ltd., Series 2019-2A, Class D, 5.6%, 4/20/27 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	$250	231	251
Palmer Square Loan Funding 2020-4 Ltd., Series 2020-4A, Class E, 8.7%, 11/25/28 (3 mo. LIBOR + 8.6%)	(d) (g)	USD CLO	250	252	251
Palmer Square Loan Funding 2021-2 Ltd., Series 2021-2A, Class E, 7.6%, 5/20/29 (3 mo. LIBOR + 7.5%)	(d) (g)	USD CLO	250	250	250
Palmer Square Loan Funding 2021-3 Ltd., Series 2021-3A, Class E, 7.7%, 7/20/29 (3 mo. LIBOR + 7.5%)	(d) (g)	USD CLO	600	601	600
Parallel 2015-1 Ltd., Series 2015-1A, Class E, 5.3%, 7/20/27 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	755	741	744
Parallel 2017-1 Ltd., Series 2017-1A, Class DR, 3.2%, 7/20/29 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	530	513	521
Parallel 2018-1 Ltd., Series 2018-1A, Class C, 2.9%, 4/20/31 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	274	254	258
Parallel CLO Ltd., Series 2021-2A, Class D, 10/20/34 (3 mo. LIBOR + 7.2%)	(d) (g) (l)	USD CLO	420	412	412

See notes to financial statements.
24

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Penta CLO 2 B.V., Series 2015-2X, Class DRNE, 3.0%, 8/4/28 (6 mo. EURIBOR + 3.0%)	(d)	EUR CLO	€290	$314	$335
Peterborough Progress Health Plc, 5.6%, 10/2/42	(h)	Healthcare-Services	£597	1,040	993
Pikes Peak CLO 5, Series 2020-5A, Class E, 6.8%, 4/20/33 (3 mo. LIBOR + 6.7%)	(d) (g)	USD CLO	$690	692	693
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., 0.5%, 3/22/37 (3 mo. LIBOR + 0.4%)	(d) (g)	Diversified Financial Services	430	337	357
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., 0.5%, 9/22/37 (3 mo. LIBOR + 0.4%)	(d) (g)	Diversified Financial Services	269	219	228
Romark WM-R Ltd., Series 2018-1A, Class D, 3.2%, 4/20/31 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	237	238
RR 12 Ltd., Series 2020-12A, Class DR2, 6.8%, 1/15/36 (3 mo. LIBOR + 6.7%)	(d) (g)	USD CLO	600	604	604
Shackleton 2013-III CLO Ltd., Series 2013-3A, Class DR, 3.1%, 7/15/30 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	435	418	425
Shackleton 2015-VIII CLO Ltd., Series 2015-8A, Class ER, 5.5%, 10/20/27 (3 mo. LIBOR + 5.3%)	(d) (g)	USD CLO	440	435	438
Shackleton 2017-XI CLO Ltd., Series 2017-11A, Class D, 3.8%, 8/15/30 (3 mo. LIBOR + 3.7%)	(d) (g)	USD CLO	250	248	247
Shackleton 2021-XVI CLO Ltd., Series 2021-16A, Class D2, 5.1%, 10/20/34 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CLO	1,220	1,202	1,206
Silvermore CLO Ltd., Series 2014-1A, Class C, 3.6%, 5/15/26 (3 mo. LIBOR + 3.5%)	(d) (g)	USD CLO	855	845	855
Smeralda SPV Srl, 5.3%, 12/22/34	(l)	EUR CLO	€1,683	1,920	2,003
Smeralda SPV Srl, 1.0%, 12/22/33		EUR CLO	914	1,095	1,059
Sound Point CLO V-R Ltd., Series 2014-1RA, Class D, 3.2%, 7/18/31 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	$250	240	242
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class R2D2, 5.3%, 4/15/30 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	990	991	993
Sound Point CLO XII Ltd., Series 2016-2A, Class DR, 4.0%, 10/20/28 (3 mo. LIBOR + 3.9%)	(d) (g)	USD CLO	355	356	355
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, 6.8%, 1/23/29 (3 mo. LIBOR + 6.7%)	(d) (g)	USD CLO	285	282	281
Sound Point CLO, Ltd., Series 2015-1RA, Class D1, 3.9%, 4/15/30 (3 mo. LIBOR + 3.8%)	(d) (g)	USD CLO	1,125	1,102	1,104
St Paul’s CLO III-R DAC, Series 3RX, Class CR, 1.6%, 1/15/32 (3 mo. EURIBOR + 1.6%)	(d)	EUR CLO	€100	96	115
St Paul’s CLO IX DAC, Series 9X, Class E, 5.0%, 11/15/30 (3 mo. EURIBOR + 5.0%)	(d)	EUR CLO	535	613	598
St Paul’s CLO V DAC, Series 5A, Class FR, 6.6%, 8/20/30 (3 mo. EURIBOR + 6.6%)	(d) (g)	EUR CLO	535	621	591
St Paul’s CLO V DAC, Series 5X, Class DR, 3.0%, 2/20/30 (3 mo. EURIBOR + 3.0%)	(d)	EUR CLO	140	162	158
St Paul’s CLO XI DAC, Series 11X, Class E, 6.0%, 1/17/32 (3 mo. EURIBOR + 6.0%)	(d)	EUR CLO	250	268	285
Steele Creek CLO 2014-1 Ltd., Series 2014-1RA, Class D, 2.9%, 4/21/31 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	$1,330	1,277	1,278

See notes to financial statements.
25

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Steele Creek CLO 2017-1 Ltd., Series 2017-1A, Class D, 3.0%, 10/15/30 (3 mo. LIBOR + 2.9%)	(d) (g)	USD CLO	$250	$247	$239
Symphony CLO XIV Ltd., Series 2014-14A, Class E, 4.7%, 7/14/26 (3 mo. LIBOR + 4.6%)	(d) (g)	USD CLO	250	244	249
Symphony CLO XIX Ltd., Series 2018-19A, Class E, 5.3%, 4/16/31 (3 mo. LIBOR + 5.2%)	(d) (g)	USD CLO	250	239	239
Symphony CLO XIX Ltd., Series 2018-19X, Class E, 5.3%, 4/16/31 (3 mo. LIBOR + 5.2%)	(d)	USD CLO	250	236	241
Symphony CLO XIX Ltd., Series 2018-19A, Class D, 2.7%, 4/16/31 (3 mo. LIBOR + 2.6%)	(d) (g)	USD CLO	250	248	247
Symphony CLO XVII Ltd., Series 2016-17A, Class ER, 5.7%, 4/15/28 (3 mo. LIBOR + 5.6%)	(d) (g)	USD CLO	910	898	906
Symphony CLO XXII Ltd., Series 2020-22X, Class E, 6.4%, 4/18/33 (3 mo. LIBOR + 6.3%)	(d)	USD CLO	890	894	891
TCW CLO 2019-2 Ltd., Series 2019-2A, Class E, 7.5%, 10/20/32 (3 mo. LIBOR + 7.4%)	(d) (g)	USD CLO	265	265	265
THL Credit Wind River 2013-2 CLO Ltd., Series 2013-2A, Class DR, 3.1%, 10/18/30 (3 mo. LIBOR + 3.0%)	(d) (g)	USD CLO	250	238	241
TICP CLO III-2 Ltd., Series 2018-3R, Class E, 6.0%, 4/20/28 (3 mo. LIBOR + 5.9%)	(d) (g)	USD CLO	250	243	243
Tikehau CLO II B.V., Series 2A, Class ER, 6.3%, 9/7/35 (3 mo. EURIBOR + 6.3%)	(d) (g)	EUR CLO	€250	283	283
Toro European CLO 5 DAC, Series 5X, Class E, 4.2%, 10/15/30 (3 mo. EURIBOR + 4.2%)	(d)	EUR CLO	250	272	271
Toro European CLO 7 DAC, Series 7A, Class D, 4.5%, 2/15/34 (3 mo. EURIBOR + 4.5%)	(d) (g)	EUR CLO	595	709	691
Treman Park CLO Ltd., Series 2015-1A, Class FRR, 7.5%, 10/20/28 (3 mo. LIBOR + 7.4%)	(d) (g)	USD CLO	$250	243	249
Treman Park CLO Ltd., Series 2015-1A, Class ERR, 5.6%, 10/20/28 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	1,710	1,704	1,709
Trinitas CLO V Ltd., Series 2016-5A, Class E, 7.5%, 10/25/28 (3 mo. LIBOR + 7.4%)	(d) (g)	USD CLO	615	616	616
Trinitas CLO VII Ltd., Series 2017-7A, Class D, 3.6%, 1/25/31 (3 mo. LIBOR + 3.5%)	(d) (g)	USD CLO	500	459	499
Unique Pub Finance Co. Plc, Series A4, 5.7%, 6/30/27	(h)	Real Estate	£1,263	1,927	1,952
Unique Pub Finance Co. Plc, Series N, 6.5%, 3/30/32	(h)	Real Estate	700	871	1,155
Unique Pub Finance Co. Plc, Series M, 7.4%, 3/28/24	(h)	Real Estate	510	721	738
Venture 22 CLO Ltd., Series 2015-22A, Class DR, 2.9%, 1/15/31 (3 mo. LIBOR + 2.8%)	(d) (g)	USD CLO	$685	651	654
Venture 44 CLO Ltd., Series 2021-44A, Class D2, 5.1%, 10/20/34 (3 mo. LIBOR + 5.0%)	(d) (g)	USD CDO	630	624	625
Venture CDO Ltd., Series 2016-25A, Class D2, 4.3%, 4/20/29 (3 mo. LIBOR + 4.2%)	(d) (g)	USD CDO	135	135	135
Venture XXII CLO Ltd., Series 2015-22X, Class DR, 2.9%, 1/15/31 (3 mo. LIBOR + 2.8%)	(d)	USD CLO	250	238	239
Venture XXIII CLO Ltd., Series 2016-23A, Class D2R2, 5.2%, 7/19/34 (3 mo. LIBOR + 5.1%)	(d) (g)	USD CLO	540	533	534

See notes to financial statements.
26

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Venture XXIV CDO Ltd., Series 2016-24A, Class D2, 4.2%, 10/20/28 (3 mo. LIBOR + 4.1%)	(d) (g)	USD CDO	$530	$523	$527
Venture XXIX CLO Ltd., Series 2017-29A, Class D, 4.0%, 9/7/30 (3 mo. LIBOR + 3.9%)	(d) (g)	USD CLO	260	254	258
Vibrant CLO VI Ltd., Series 2017-6A, Class D, 4.0%, 6/20/29 (3 mo. LIBOR + 3.9%)	(d) (g)	USD CLO	250	248	249
Vibrant CLO VII Ltd., Series 2017-7A, Class C, 3.7%, 9/15/30 (3 mo. LIBOR + 3.6%)	(d) (g)	USD CLO	250	245	246
Vibrant CLO XII Ltd., Series 2021-12X, Class D, 7.2%, 1/20/34 (3 mo. LIBOR + 7.1%)	(d)	USD CLO	415	411	411
Vibrant CLO XIII Ltd., Series 2021-13A, Class D, 7.2%, 7/15/34 (3 mo. LIBOR + 7.1%)	(d) (g)	USD CLO	250	247	248
Vibrant CLO XIV Ltd., Series 2021-14A, Class D, 7.0%, 10/20/34 (3 mo. LIBOR + 6.9%)	(d) (g)	USD CLO	350	344	344
Voya CLO 2014-2 Ltd., Series 2014-2A, Class CR, 3.7%, 4/17/30 (3 mo. LIBOR + 3.6%)	(d) (g)	USD CLO	250	245	243
Voya CLO 2016-4 Ltd., Series 2016-4A, Class E2, 6.8%, 7/20/29 (3 mo. LIBOR + 6.7%)	(d) (g)	USD CLO	275	272	271
Wellfleet CLO 2017-1 Ltd., Series 2017-1A, Class D, 6.2%, 4/20/29 (3 mo. LIBOR + 6.1%)	(d) (g)	USD CLO	685	673	673
Whitebox CLO II Ltd., Series 2020-2A, Class ER, 10/24/34 (3 mo. LIBOR + 7.1%)	(d) (g) (l)	USD CLO	295	292	292
Wind River 2013-1 CLO Ltd., Series 2013-1A, Class DR, 6.4%, 7/20/30 (3 mo. LIBOR + 6.3%)	(d) (g)	USD CLO	595	575	577
Wind River 2016-1 CLO Ltd., Series 2016-1A, Class ER, 5.7%, 7/15/28 (3 mo. LIBOR + 5.6%)	(d) (g)	USD CLO	2,250	2,217	2,251
Wind River 2016-1K CLO Ltd., Series 2016-1KRA, Class D2R2, 5.2%, 10/15/34 (3 mo. LIBOR + 5.1%)	(d) (g)	USD CLO	915	904	915
Z Capital Credit Partners CLO 2015-1 Ltd., Series 2015-1A, Class DR, 3.2%, 7/16/27 (3 mo. LIBOR + 3.1%)	(d) (g)	USD CLO	550	539	549
Zais CLO 2 Ltd., Series 2014-2A, Class D, 5.6%, 7/25/26 (3 mo. LIBOR + 5.5%)	(d) (g)	USD CLO	1,200	1,191	1,198
Zais CLO 5 Ltd., Series 2016-2A, Class C, 4.6%, 10/15/28 (3 mo. LIBOR + 4.5%)	(d) (g)	USD CLO	510	500	503
Total Collateralized Loan Obligation / Structured Credit				140,983	141,962
Convertible Bonds—3.0%
Colony Capital, Inc., 5.0% Floor, 4/15/23	(h)	Real Estate Investment Trusts	3,110	3,058	3,216
Liberty Interactive LLC, 4.0% Floor, 11/15/29	(h)	Telecommunications	4,602	3,544	3,564
Liberty Interactive LLC, 3.8% Floor, 2/15/30	(h)	Telecommunications	1,158	866	896
Liberty Latin America Ltd., 2.0% Floor, 7/15/24	(h)	Media Entertainment	5,500	5,641	5,524
Total Convertible Bonds				13,109	13,200

See notes to financial statements.
27

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Municipal Bonds—1.7%
City of Detroit MI, COPs, Taxable, 4.8%, 6/15/20	(h) (i) (j)	$249	$186	$208
City of Detroit MI, COPs, Taxable, 4.9%, 6/15/25	(h) (i) (j)	867	649	726
Puerto Rico Electric Power Authority, 10.0%, 1/1/21	(h) (i) (j)	69	61	71
Puerto Rico Electric Power Authority, 10.0%, 7/1/21	(h) (i) (j)	69	63	71
Puerto Rico Electric Power Authority, 10.0%, 1/1/22	(h) (i) (j)	18	16	19
Puerto Rico Electric Power Authority, 10.0%, 7/1/22	(h) (i) (j)	18	16	19
Puerto Rico Electric Power Authority, Series ZZ-RSA-1, 5.3%, 7/1/19	(i) (j)	10	6	10
Puerto Rico Electric Power Authority, Series DDD-RSA-1, 5.0%, 7/1/20	(i) (j)	110	72	107
Puerto Rico Electric Power Authority, Series TT-RSA-1, 5.0%, 7/1/21	(i) (j)	5	3	5
Puerto Rico Electric Power Authority, Series DDD-RSA-1, 5.0%, 7/1/21	(i) (j)	60	39	59
Puerto Rico Electric Power Authority, 5.3%, 7/1/22	(i) (j)	55	35	54
Puerto Rico Electric Power Authority, Series DDD-RSA-1, 3.8%, 7/1/22	(i) (j)	5	3	5
Puerto Rico Electric Power Authority, Series UU-RSA-1, 0.8%, 7/1/25	(i) (j) (m)	25	18	23
Puerto Rico Electric Power Authority, Series ZZ-RSA-1, 5.3%, 7/1/26	(h) (i) (j)	355	274	349
Puerto Rico Electric Power Authority, Series TT-RSA-1, 5.0%, 7/1/20	(h) (i) (j)	5	4	5
Puerto Rico Electric Power Authority, Series DDD-RSA-1, 5.0%, 7/1/19	(i) (j)	10	8	10
Puerto Rico Electric Power Authority, Series UU-RSA-1, 1.0%, 7/1/20	(h) (i) (j) (m)	110	84	99
Puerto Rico Electric Power Authority, Series VV-RSA-1, 5.5%, 7/1/20	(h) (i) (j)	15	12	15
Puerto Rico Electric Power Authority, Series ZZ-RSA-1, 5.3%, 7/1/24	(h) (i) (j)	5	4	5
Puerto Rico Electric Power Authority, 5.0%, 7/1/25	(h) (i) (j)	5	4	5
Puerto Rico Electric Power Authority, 5.0%, 7/1/28	(h) (i) (j)	25	20	24
Puerto Rico Electric Power Authority, 5.3%, 7/1/40	(h) (i) (j)	210	152	207
Puerto Rico Electric Power Authority, Series ZZ-RSA-1, 5.0%, 7/1/17	(h) (i) (j)	15	11	15
Puerto Rico Electric Power Authority, Series UU-RSA-1, 1.0%, 7/1/17	(i) (j) (m)	15	10	13
Puerto Rico Electric Power Authority, Series UU-RSA-1, 1.0%, 7/1/18	(h) (i) (j) (m)	15	10	13
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(h) (i) (j)	25	20	23
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(h) (i) (j)	20	16	19
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/32	(h) (i) (j)	120	94	112

See notes to financial statements.
28

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/37	(h) (i) (j)	$150	$122	$139
Puerto Rico Electric Power Authority, 5.5%, 7/1/21	(h) (i) (j)	45	41	42
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/26	(h) (i) (j)	20	16	19
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(h) (i) (j)	145	108	143
Puerto Rico Electric Power Authority, 5.0%, 7/1/42	(h) (i) (j)	10	7	9
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(h) (i) (j)	30	30	28
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(h) (i) (j)	5	4	5
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(i) (j)	325	212	320
Puerto Rico Electric Power Authority, 5.3%, 7/1/28	(h) (i) (j)	30	20	30
Puerto Rico Electric Power Authority, Series EEE-RSA-1, 6.0%, 7/1/30	(i) (j)	25	16	24
Puerto Rico Electric Power Authority, Series UU-RSA-1, 0.8%, 7/1/31 (3 mo. LIBOR*0.67 + 0.7%)	(d) (h) (i) (j)	110	79	101
Puerto Rico Electric Power Authority, Series TT-RSA-1, 5.0%, 7/1/32	(h) (i) (j)	60	46	59
Puerto Rico Electric Power Authority, 5.3%, 7/1/31	(i) (j)	120	78	118
Puerto Rico Electric Power Authority, 6.8%, 7/1/36	(h) (i) (j)	445	330	448
Puerto Rico Electric Power Authority, 5.5%, 7/1/38	(i) (j)	200	127	197
Puerto Rico Electric Power Authority, 5.3%, 7/1/35	(i) (j)	15	10	15
Puerto Rico Electric Power Authority, 7.0%, 7/1/43	(i) (j)	80	53	81
Puerto Rico Electric Power Authority, 5.5%, 7/1/38	(h) (i) (j)	15	10	14
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(h) (i) (j)	30	21	28
Puerto Rico Electric Power Authority, 5.4%, 7/1/28	(h) (i) (j)	1,690	1,269	1,616
Puerto Rico Electric Power Authority, 5.0%, 7/1/29	(h) (i) (j)	440	298	431
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(h) (i) (j)	10	8	10
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(h) (i) (j)	10	8	10
Puerto Rico Electric Power Authority, 5.4%, 1/1/18	(h) (i) (j)	30	23	28
Puerto Rico Electric Power Authority, 5.4%, 7/1/18	(h) (i) (j)	20	16	19
Puerto Rico Electric Power Authority, Series YY-RSA-1, 6.1%, 7/1/40	(i) (j)	195	122	189
Puerto Rico Electric Power Authority, Series EEE-RSA-1, 6.3%, 7/1/40	(i) (j)	5	3	5
Puerto Rico Electric Power Authority, 5.3%, 7/1/33	(h) (i) (j)	465	369	457
Puerto Rico Electric Power Authority, 5.1%, 7/1/42	(h) (i) (j)	15	11	14
Puerto Rico Electric Power Authority, 5.4%, 1/1/20	(h) (i) (j)	5	4	5
Puerto Rico Electric Power Authority, Series TT-RSA-1, 5.0%, 7/1/25	(h) (i) (j)	80	66	78
Puerto Rico Electric Power Authority, 5.3%, 7/1/26	(i) (j)	160	104	157
Puerto Rico Electric Power Authority, Series TT-RSA-1, 5.0%, 7/1/27	(h) (i) (j)	35	27	34
Puerto Rico Highway & Transportation Auth., Series N, 5.3%, 7/1/39	(h) (i) (j)	575	519	533
Total Municipal Bonds			6,067	7,697

See notes to financial statements.
29

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Emerging Markets Debt—4.2%
Argentine Republic Government International Bond, 0.8%, 7/9/46	(h)	Sovereign	€158	$66	$55
Argentine Republic Government International Bond, 0.1%, 7/9/30	(h)	Sovereign	1,816	863	724
Argentine Republic Government International Bond, 1.1%, 7/9/35	(h)	Sovereign	$1,263	489	391
Argentine Republic Government International Bond, 2.0%, 1/9/38	(h)	Sovereign	251	121	92
Argentine Republic Government International Bond, 1.1%, 7/9/46		Sovereign	704	321	224
Argentine Republic Government International Bond, 1.5%, 7/9/41	(h)	Sovereign	€27	12	10
Argentine Republic Government International Bond, 0.5%, 7/9/30	(h)	Sovereign	$987	474	339
Argentine Republic Government International Bond, 1.5%, 1/9/38	(h)	Sovereign	€23	12	9
Ecuador Social Bond Sarl, 0.0%, 1/30/35	(h) (n)	Sovereign	$421	342	335
Egypt Government International Bond, 4.8%, 4/11/25	(h)	Sovereign	€1,028	1,250	1,194
Egypt Government International Bond, 3.9%, 2/16/26	(g)	Sovereign	$240	240	224
Egypt Government International Bond, 5.6%, 4/16/30	(h)	Sovereign	€560	674	598
Nigeria Government International Bond, 6.1%, 9/28/28	(g) (h)	Sovereign	$1,470	1,466	1,462
Petroleos Mexicanos, 6.5%, 3/13/27	(h)	Oil & Gas	2,443	2,527	2,608
Petroleos Mexicanos, 6.8%, 1/23/30	(h)	Oil & Gas	7,793	7,706	8,163
Petroleos Mexicanos, 6.9%, 10/16/25	(h)	Oil & Gas	355	389	388
Petroleos Mexicanos, 6.5%, 1/23/27	(h)	Oil & Gas	279	299	297
Provincia de Buenos Aires/Government Bond, 2.5%, 9/1/37	(h)	Provincial	€9	4	4
Provincia de Buenos Aires/Government Bond, 3.9%, 9/1/37	(h)	Provincial	$914	437	406
Provincia de Buenos Aires/Government Bond, 3.5%, 9/1/37		Provincial	1,753	675	696
Provincia de Buenos Aires/Government Bond, 2.9%, 9/1/37		Provincial	€250	131	114
Provincia de Buenos Aires/Government Bond, 3.5%, 9/1/37	(g) (h)	Provincial	$21	8	8
Provincia de Buenos Aires/Government Bond, 2.0%, 9/1/37	(h)	Provincial	€31	12	11
Russian Federal Bond - OFZ, 7.7%, 3/16/39		Sovereign	₽20,530	287	282
Russian Federal Bond - OFZ, 6.7%, 3/14/29		Sovereign	21,595	286	280
Total Emerging Markets Debt				19,091	18,914

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—0.7%
Hertz Global Holdings, Inc.	(e)	Transportation	1,502	1,706	1,761
Verscend Technologies, Inc., 12.3% PIK	(j) (l)	Commercial Services	200	194	209
WESCO International, Inc., 10.6%	(h) (k)	Distribution/Wholesale	36,125	1,117	1,134
Total Preferred Equity				3,017	3,104

See notes to financial statements.
30

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Common Equity—1.3%
Aquadrill, LLC	(j)	Oil & Gas	6,967	$199	$240
ATD New Holdings, Inc.	(j)	Commercial Services	2,946	54	206
California Resources Corp.	(j)	Oil & Gas	7,871	96	363
California Resources Corp., Warrants	(j)	Oil & Gas	1,064	4	17
Frontier Communications, Inc.	(h) (j)	Telecommunications	19,813	487	614
Hexion Holdings Corp., Class B	(h) (j)	Chemicals	16,059	199	369
Hexion Holdings Corp., Warrants	(j)	Chemicals	19,202	253	451
Noble Corp.	(j)	Oil & Gas	11,726	159	324
Quorum Health Corp.	(j) (l)	Healthcare-Services	48,950	492	500
Quorum Litigation Trust, Initial Funding	(j) (l)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(j) (l)	Healthcare-Services	2,399	2	2
Solocal Group	(j)	Internet	492,144	1,566	743
Superior Energy Equity New 144A	(g) (j)	Oil & Gas	1,228	2	56
Superior Energy Equity New Sec 1145	(j)	Oil & Gas	26,438	676	1,196
UTEX Industries Inc.	(j)	Miscellaneous Manufacturing	8,041	240	402
UTEX Industries Inc., Warrants	(j) (l)	Miscellaneous Manufacturing	2,245	2	10
Valaris, Ltd.	(h) (j)	Oil & Gas	551	8	20
Total Common Equity				4,439	5,513
TOTAL INVESTMENTS—112.7%				$495,332	504,478
LIABILITIES IN EXCESS OF OTHER ASSETS—(12.7)%(o)					(56,952)
NET ASSETS—100.0%					$447,526

Reverse Repurchase Agreements—(0.5)%

Counterparty	Agreement Type	Interest Rate	Trade Date	Principal Value(c)	Principal Value Including Accrued Interest	Underlying Collateral Type
Royal Bank of Canada	Open Repurchase Agreement	0.8%	10/29/21	$(2,280)	$(2,280)	Unsecured Bond

Investments Sold Short

Portfolio Company(a)	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
U.S. Treasury Sold Short—(0.1)%
U.S. Treasury Bond, 1.3%, 5/15/2050	Sovereign	$(346)	$(323)	$(293)
U.S. Treasury Note, 0.6%, 8/15/2030	Sovereign	(196)	(192)	(182)
Total U.S. Treasury Sold Short			(515)	(475)
Total Investments Sold Short			$(515)	$(475)

See notes to financial statements.
31

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	12/15/21	USD	730	EUR	617	$16	$—
JPMorgan Chase Bank, N.A.	12/15/21	EUR	278	USD	329	—	7
JPMorgan Chase Bank, N.A.	12/15/21	EUR	2,083	USD	2,463	—	53
JPMorgan Chase Bank, N.A.	12/15/21	EUR	669	USD	787	—	13
JPMorgan Chase Bank, N.A.	12/15/21	EUR	2,960	USD	3,593	—	167
JPMorgan Chase Bank, N.A.	12/15/21	GBP	455	USD	621	1	—
JPMorgan Chase Bank, N.A.	12/15/21	MXN	8,225	USD	404	—	7
JPMorgan Chase Bank, N.A.	12/15/21	USD	650	EUR	559	3	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	515	EUR	435	11	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	650	EUR	549	15	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	715	EUR	607	13	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	398	EUR	325	22	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	423	EUR	345	24	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	2,890	EUR	2,443	63	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	535	EUR	450	14	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	392	GBP	285	2	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	335	GBP	236	12	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	945	GBP	666	33	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	275	GBP	194	10	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	401	MXN	8,225	4	—
State Street Bank and Trust Company	12/15/21	EUR	1,495	USD	1,780	—	50
State Street Bank and Trust Company	12/15/21	GBP	554	USD	763	—	5
State Street Bank and Trust Company	12/15/21	GBP	753	USD	1,037	—	6
State Street Bank and Trust Company	12/15/21	USD	1,016	CHF	938	—	9
State Street Bank and Trust Company	12/15/21	USD	1,064	EUR	914	6	—
State Street Bank and Trust Company	12/15/21	USD	552	EUR	450	31	—
State Street Bank and Trust Company	12/15/21	USD	773	EUR	631	43	—
State Street Bank and Trust Company	12/15/21	USD	1,070	EUR	873	60	—
State Street Bank and Trust Company	12/15/21	USD	3,425	EUR	2,794	191	—
State Street Bank and Trust Company	12/15/21	USD	640	GBP	464	5	—
State Street Bank and Trust Company	12/15/21	USD	885	GBP	642	6	—
State Street Bank and Trust Company	12/15/21	USD	348	GBP	245	12	—
State Street Bank and Trust Company	12/15/21	USD	235	GBP	166	8	—
State Street Bank and Trust Company	12/15/21	USD	4,088	GBP	2,882	144	—
State Street Bank and Trust Company	12/15/21	USD	230	GBP	162	8	—
State Street Bank and Trust Company	12/15/21	USD	650	GBP	459	22	—
Total Forward Foreign Currency Exchange Contracts						$779	$317

See notes to financial statements.
32

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Euro-Bund	3	Short	12/8/21	612	$17	$—
Long Gilt	8	Short	12/29/21	1,416	42	—
U.S. Treasury 5-Year Note	27	Short	12/31/21	3,331	44	—
Total Short Futures					$103	$—

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	1.37%	3 Month LIBOR	USD 259	9/12/28	Semi-Annually	$—	$—	$—
Goldman Sachs International(l)	(0.01%)	ESTRON	EUR 803	11/8/31	Annually	—	—	—
Goldman Sachs International(l)	1.39%	3 Month LIBOR	USD 1,246	4/20/27	Semi-Annually	—	—	—
Goldman Sachs International	1.06%	3 Month LIBOR	USD 357	9/12/26	Semi-Annually	2	2	—
Goldman Sachs International	1.16%	3 Month LIBOR	USD 217	8/19/28	Semi-Annually	3	3	—
Goldman Sachs International	1.48%	3 Month LIBOR	USD 157	8/19/31	Semi-Annually	1	1	—
Goldman Sachs International	1.64%	3 Month LIBOR	USD 187	9/12/31	Semi-Annually	(2)	—	2
Goldman Sachs International	1.90%	3 Month LIBOR	USD 62	8/19/51	Semi-Annually	(3)	—	3
Goldman Sachs International	1.98%	3 Month LIBOR	USD 75	9/12/51	Semi-Annually	(5)	—	5
Goldman Sachs International	0.83%	3 Month LIBOR	USD 301	8/19/26	Semi-Annually	5	5	—
Goldman Sachs International	0.80%	12 Month SONIA	GBP 843	7/12/31	Annually	56	56	—
Total Interest Rate Swaps						$57	$67	$10

See notes to financial statements.
33

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Cross-Currency Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.0775%)	3 Month LIBOR	EUR 4,796	USD 5,668	10/26/22	Quarterly	$119	$119	$—
JPMorgan Chase Bank, N.A.	3 Month GBP LIBOR plus a spread of 0.01%	3 Month LIBOR	GBP 1,658	USD 2,167	10/29/22	Quarterly	(104)	—	104
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.33375%)	3 Month LIBOR	EUR 347	USD 418	1/26/23	Quarterly	18	18	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.33375%)	3 Month LIBOR	EUR 1,209	USD 1,455	1/26/23	Quarterly	61	61	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.07%)	3 Month LIBOR	EUR 1,561	USD 1,842	11/16/22	Quarterly	39	39	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.0175%)	3 Month LIBOR	GBP 2,228	USD 3,103	3/12/23	Quarterly	74	74	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.085%)	3 Month LIBOR	EUR 1,744	USD 2,077	3/23/23	Quarterly	61	61	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.195%)	3 Month LIBOR	EUR 794	USD 914	10/5/23	Quarterly	(2)	—	2
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.2335%)	3 Month LIBOR	EUR 464	USD 541	6/1/23	Quarterly	5	5	—

See notes to financial statements.
34

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.16375%)	3 Month LIBOR	EUR 4,212	USD 4,909	7/20/23	Quarterly	$43	$43	$—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.0677%)	3 Month LIBOR	EUR 4,618	USD 5,472	7/6/23	Quarterly	130	130	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.19%)	3 Month LIBOR	EUR 720	USD 818	8/20/23	Quarterly	(13)	—	13
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.92625%)	3 Month LIBOR	EUR 8,280	USD 10,075	1/13/23	Quarterly	508	508	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.11%)	3 Month LIBOR	EUR 5,456	USD 6,025	11/12/21	Quarterly	(271)	—	271
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.1435%)	3 Month LIBOR	EUR 1,977	USD 2,249	12/3/23	Quarterly	(33)	—	33
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.075%)	3 Month LIBOR	EUR 1,199	USD 1,407	8/13/23	Quarterly	20	20	—
Total Cross-Currency Swaps							$655	$1,078	$423

See notes to financial statements.
35

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Total Return Debt Swaps(l)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Artisan at Salado Heights, 5.80%, 5/1/50), Series 2006	USD 700	12/1/23	Monthly	$17	$17	$—
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	City of Los Angeles Multifamily Housing Revenue Bonds (Windward Preservation Apartments, 5.85%, 10/1/44), Series 2006C	USD 403	6/1/23	Monthly	12	12	—
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Texas Department of Housing and Community Affairs Multifamily Housing Revenue Bonds (Santora Villas Apartments, 5.80%, 5/1/47), Series 2007	USD 619	6/1/23	Monthly	7	7	—
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	Sacramento Housing Authority Multifamily Revenue Bonds (Willow Glen Apartments, 5.75%, 4/1/56), Series 2007F	USD 247	6/1/23	Monthly	1	1	—

See notes to financial statements.
36

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Louisiana Housing Finance Agency Multifamily Housing Revenue Bonds (The Crossings Apartments, 6.15%, 5/1/48) Series 2006	USD 374	6/1/23	Monthly	$—	$—	$—
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Parkview Senior Apartments Project, 5.75%, 2/1/49), Series 2005U	USD 178	9/1/22	Monthly	(2)	—	2
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (La Mission Village Apartments Project, 5.75%, 5/1/49), Series 2006Q	USD 223	6/1/23	Monthly	(2)	—	2
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Carver Apartments Project, 5.88%, 10/1/49), Series 2006	USD 369	6/1/23	Monthly	(3)	—	3

See notes to financial statements.
37

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Costa Miranda Apartments Project, 6.10%, 10/1/50), Series 2006	USD 601	12/1/23	Monthly	$(4)	$—	$4
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Rose of Sharon Senior Homes, 5.85%, 3/1/45) Series 2006PP	USD 273	9/1/23	Monthly	(5)	—	5
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Galen Terrace Apartments Project, 6.00%, 2/1/49), Series 2006	USD 221	3/1/22	Monthly	(5)	—	5
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Massachusetts Development Finance Agency Housing Revenue Bonds (East Canton Apartments Project, 5.90%, 5/1/55) Series 2006A	USD 587	12/1/23	Monthly	(6)	—	6

See notes to financial statements.
38

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	South Carolina State Housing Finance and Development Authority Multifamily Housing Revenue Bonds (Wyndham Pointe Apartments Project, 6.60%, 9/1/48), Series 2004	USD 362	12/1/21	Monthly	$(13)	$—	$13
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	City of Los Angeles Multifamily Housing Revenue Bonds (Lexington Preservation Apartments, 6.50%, 9/1/43), Series 2005D	USD 439	6/1/22	Monthly	(15)	—	15
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (The Villas at Costa Cadiz, 6.50%, 1/1/49), Series 2004	USD 409	12/1/21	Monthly	(21)	—	21
Total Total Return Debt Swaps						$ (39)	$ 37	$ 76

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by the board of trustees of FS Credit Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2021, the one-month, three-month, and six-month London Interbank Offered Rate (“LIBOR” or “L”) were 0.09%, 0.13% and 0.20%, respectively, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) were (0.56)%, (0.55%) and (0.53%), respectively, the three-month GBP London Interbank Offered Rate (“GBP LIBOR”) was 0.46%, the three month Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) was (0.77)%, the SIFMA Municipal Swap Index was 0.05%, the Sterling Overnight Index Average (“SONIA”) was 0.05% and the Euro Short-Term Rate Volume Weighted Trimmed Mean Rate (“ESTRON”) was (0.58%).

(e)Position or portion thereof unsettled as of October 31, 2021.

(f)Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(g)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $277,785, which represents approximately 62.1% of net assets as of October 31, 2021.

See notes to financial statements.
39

FS Credit Income Fund

Schedule of Investments (continued)

As of October 31, 2021 (in thousands, except share amounts)

(h)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2021, there were no securities rehypothecated by BNP.

(i)Security is in default.

(j)Security is non-income producing.

(k)The security has a perpetual maturity; the date displayed is the next call date.

(l)Security is classified as Level 3 in the Fund’s fair value hierarchy (See Note 8).

(m)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)Issued with a zero coupon. Income is recognized through the accretion of discount.

(o)Includes the effect of investments sold short, forward foreign currency exchange contracts, futures contracts, swap contracts and reverse repurchase agreements payable.

(p)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(q)GAM FRR2 H Co. is an affiliate of the Fund’s investment sub-adviser, GoldenTree Sub-Advisor (see Note1).

CDO—Collateralized Debt Obligation

CHF—Swiss Franc

EUR—Euro

FRN—Floating Rate Note

GBP—British Pound

MXN—Mexican Peso

PIK—Payment In Kind

USD—U.S. Dollar

£—British Pound

€—Euro

₽—Russian Ruble

$—U.S. Dollar

FS Credit Income Fund

Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to financial statements.
40

October 31, 2021
Assets
Investments, at fair value (amortized cost—$495,332)	$504,478
Cash	7,283
Restricted cash	133
Foreign currency (cost—$2,579)	2,573
Collateral held at broker(1)	341
Receivable for investments sold	14,145
Receivable from Fund shares sold	1,546
Reimbursement due from adviser(2)	277
Interest receivable	5,071
Unrealized appreciation on forward foreign currency exchange contracts	779
Unrealized appreciation on swap contracts	1,182
Receivable for variation margin on futures contracts	103
Payment due from broker	1
Prepaid expenses and other assets	49
Total assets	$537,961

Liabilities
Financing arrangement payable	$53,218
Repurchase agreement payable	2,280
Investments sold short, at fair value (proceeds $515)	475
Unrealized depreciation on forward foreign currency exchange contracts	317
Unrealized depreciation on swap contracts	509
Collateral due to broker	34
Payable for investments purchased	30,553
Management fees payable	2,015
Administrative services expense payable	19
Accounting and administrative fees payable	466
Interest expense payable	56
Professional fees payable	211
Trustees’ fees payable	32
Interest payable for investments sold short	2
Shareholder service fee payable—Class A	2
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	80
Shareholder service and distribution fees payable—Class U-2	34
Other accrued expenses and liabilities	131
Total liabilities	$90,435
Net assets	$447,526

Commitments and contingencies ($2,904)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$33
Capital in excess of par value	430,049
Accumulated earnings (deficit)	17,444
Net assets	$447,526

FS Credit Income Fund

Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to financial statements.
41

October 31, 2021
Class A Shares
Net Assets	$9,811
Shares Outstanding	728,645
Net Asset Value Per Share (net assets ÷ shares outstanding)	$13.46
Maximum Offering Price Per Share ($13.46 ÷ 94.25% of net asset value per share)	$14.28

Class I Shares
Net Assets	$272,424
Shares Outstanding	20,176,345
Net Asset Value Per Share (net assets ÷ shares outstanding)	$13.50

Class T Shares
Net Assets	$3,059
Shares Outstanding	226,670
Net Asset Value Per Share (net assets ÷ shares outstanding)	$13.49
Maximum Offering Price Per Share ($13.49 ÷ 96.50% of net asset value per share)	$13.98

Class U Shares
Net Assets	$138,704
Shares Outstanding	10,320,524
Net Asset Value Per Share (net assets ÷ shares outstanding)	$13.44

Class U-2 Shares
Net Assets	$23,528
Shares Outstanding	1,739,492
Net Asset Value Per Share (net assets ÷ shares outstanding)	$13.52
Maximum Offering Price Per Share ($13.52 ÷ 97.50% of net asset value per share(4)	$13.87

(1)Represents cash on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

See notes to financial statements.
42

FS Credit Income Fund

Statement of Operations

(in thousands)

Year Ended October 31, 2021
Investment income
Interest income	$22,856
Dividend income	204
Fee income	188
Total investment income	23,248

Operating expenses
Management fees	7,025
Administrative services expenses	51
Accounting and administrative fees	512
Interest expense	733
Professional fees	372
Trustees’ fees	58
Shareholder service fee—Class A	24
Shareholder service and distribution fees—Class T	13
Distribution fee—Class U	709
Shareholder service and distribution fees—Class U-2	37
Other general and administrative expenses	920
Total operating expenses	10,454
Less: Expense reimbursement(1)	(1,033)
Net operating expenses	9,421
Net investment income	13,827

Realized and unrealized gain/loss
Net realized gain (loss) on investments	11,325
Net realized gain (loss) on forward foreign currency exchange contracts	(890)
Net realized gain (loss) on swap contracts	482
Net realized gain (loss) on futures contracts	80
Net realized gain (loss) on foreign currency	211
Net change in unrealized appreciation (depreciation) on investments	18,269
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	643
Net change in unrealized appreciation (depreciation) on swap contracts	1,154
Net change in unrealized appreciation (depreciation) on investments sold short	40
Net change in unrealized appreciation (depreciation) on futures contracts	72
Net change in unrealized gain (loss) on foreign currency	39
Total net realized gain (loss) and unrealized appreciation (depreciation)	31,425
Net increase (decrease) in net assets resulting from operations	$45,252

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.
43

FS Credit Income Fund

Statements of Changes in Net Assets

(in thousands)

	Year Ended October 31,
	2021	2020
Operations
Net investment income	$13,827	$11,489
Net realized gain (loss)	11,208	3,248
Net change in unrealized appreciation (depreciation) on investments	18,269	(5,820)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	643	(245)
Net change in unrealized appreciation (depreciation) on swap contracts	1,154	(1,323)
Net change in unrealized appreciation (depreciation) on investments sold short	40	(18)
Net change in unrealized appreciation (depreciation) on futures contracts	72	(85)
Net change in unrealized gain (loss) on foreign currency	39	36
Net increase (decrease) in net assets resulting from operations	45,252	7,282

Shareholder distributions(1)
Distributions to shareholders
Class A	(499)	(620)
Class I	(13,372)	(11,715)
Class T	(131)	(75)
Class U	(4,772)	(1,012)
Class U-2	(355)	—
Net decrease in net assets resulting from shareholder distributions	(19,129)	(13,422)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	166,742	58,617

Total increase in net assets	192,865	52,477
Net assets at beginning of year	254,661	202,184
Net assets at end of year	$447,526	$254,661

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to financial statements.
44

FS Credit Income Fund

Statement of Cash Flows

(in thousands)

Year Ended October 31, 2021
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$45,252
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(605,977)
Proceeds from sales and repayments of investments	444,177
Investments sold short, net	515
Net realized (gain) loss on investments	(11,325)
Net change in unrealized (appreciation) depreciation on investments	(18,269)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(643)
Net change in unrealized (appreciation) depreciation on swap contracts	(1,154)
Net change in unrealized (appreciation) depreciation on investments sold short	(40)
Net change in unrealized (appreciation) depreciation on futures contracts	(72)
Accretion of discount	(579)
(Increase) decrease in collateral held at broker	(60)
(Increase) decrease in receivable for investments sold	(9,650)
(Increase) decrease in reimbursement due from adviser(1)	(84)
(Increase) decrease in interest receivable	(1,140)
(Increase) decrease in payment due from broker	5
(Increase) decrease in prepaid expenses and other assets	(7)
Increase (decrease) in repurchase agreement payable	2,280
Increase (decrease) in collateral due to broker	(268)
Increase (decrease) in payable for investments purchased	19,836
Increase (decrease) in management fees payable	748
Increase (decrease) in administrative services expenses payable	(11)
Increase (decrease) in accounting and administrative fees payable	394
Increase (decrease) in interest expense payable	3
Increase (decrease) in professional fees payable	57
Increase (decrease) in interest payable for investments sold short	2
Increase (decrease) in trustees’ fees payable	3
Increase (decrease) in shareholder service fee payable—Class A	0
Increase (decrease) in shareholder service and distribution fees payable—Class T	0
Increase (decrease) in distribution fee payable—Class U	55
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	34
Increase (decrease) in other accrued expenses and liabilities	27
Net cash provided by (used in) operating activities	(135,891)

Cash flows from financing activities
Issuance of common shares	208,502
Repurchases of common shares	(52,000)
Shareholder distributions paid	(9,220)
Borrowings under financing arrangement(2)	113,183
Repayments under financing arrangement(2)	(125,952)
Net cash provided by (used in) financing activities	134,513
Total increase (decrease) in cash	(1,378)
Cash, restricted cash and foreign currency at beginning of year	11,367
Cash, restricted cash and foreign currency at end of year(3)	$9,989

Supplemental disclosure
Reinvestment of shareholder distributions	$9,909

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the year ended October 31, 2021, borrowings under the financing arrangement included $730 of capitalized interest.

(3)Balance includes cash and foreign currency of $9,856 and restricted cash of $133. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to financial statements.
45

FS Credit Income Fund

Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,			Period from June 1, 2018 (Commencement of Operations) through October 31, 2018
	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$12.26	$12.71	$12.87	$12.89
Results of operations
Net investment income(2)	0.52	0.61	0.63	0.23
Net realized gain (loss) and unrealized appreciation (depreciation)	1.40	(0.34)	(0.06)	0.12
Net increase in net assets resulting from operations	1.92	0.27	0.57	0.35
Shareholder Distributions:(3)
Distributions from net investment income	(0.72)	(0.72)	(0.73)	(0.37)
Distributions from net realized gain on investments	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.72)	(0.72)	(0.73)	(0.37)
Net asset value, end of period	$13.46	$12.26	$12.71	$12.87
Shares outstanding, end of period	728,645	748,523	949,993	69,904
Total return(4)	15.82%	2.48%	4.56%	2.72	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$9,811	$9,175	$12,072	$900
Ratio of net investment income to average net assets(6)(7)	3.92%	4.98%	4.92%	4.30%
Ratio of total expenses to average net assets(6)	3.00%	3.22%	3.34%	4.28%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.29)%	(0.35)%	(0.55)%	(1.59)%
Ratio of net expenses to average net assets(6)	2.71%	2.87%	2.79%	2.69%
Portfolio turnover rate	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.63%, 4.63%, 4.37% and 2.71% for the years ended October 31, 2021, 2020 and 2019, and for the period from June 1, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.
46

FS Credit Income Fund

Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2021	2020	2019	2018
Per Share Data:(1)
Net asset value, beginning of year	$12.29	$12.74	$12.89	$12.50
Results of operations
Net investment income(2)	0.56	0.64	0.66	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	1.40	(0.34)	(0.06)	0.39
Net increase in net assets resulting from operations	1.96	0.30	0.60	0.95
Shareholder Distributions:(3)
Distributions from net investment income	(0.75)	(0.75)	(0.75)	(0.56)
Distributions from net realized gain on investments	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.75)	(0.75)	(0.75)	(0.56)
Net asset value, end of year	$13.50	$12.29	$12.74	$12.89
Shares outstanding, end of year	20,176,345	16,079,816	14,845,927	8,322,844
Total return(4)	16.16%	2.76%	4.82%	7.68%

Ratio/Supplemental Data:
Net assets, end of year	$272,424	$197,633	$189,185	$107,317
Ratio of net investment income to average net assets(5)(6)	4.16%	5.27%	5.17%	4.38%
Ratio of total expenses to average net assets(5)	2.74%	2.97%	3.09%	3.65%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.29)%	(0.35)%	(0.55)%	(1.33)%
Ratio of net expenses to average net assets(5)	2.45%	2.62%	2.54%	2.32%
Portfolio turnover rate	113%	166%	126%	114	%(7)
Total amount of senior securities outstanding exclusive of treasury securities	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.87%, 4.92%, 4.62% and 3.05% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)Information presented is not annualized.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.
47

FS Credit Income Fund

Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,			Period from August 14, 2018 (Commencement of Operations) through October 31, 2018
	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$12.28	$12.74	$12.90	$13.03
Results of operations
Net investment income(2)	0.49	0.58	0.60	0.12
Net realized gain (loss) and unrealized appreciation (depreciation)	1.40	(0.35)	(0.06)	(0.07)
Net increase in net assets resulting from operations	1.89	0.23	0.54	0.05
Shareholder Distributions:(3)
Distributions from net investment income	(0.68)	(0.69)	(0.70)	(0.18)
Distributions from net realized gain on investments	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.68)	(0.69)	(0.70)	(0.18)
Net asset value, end of period	$13.49	$12.28	$12.74	$12.90
Shares outstanding, end of period	226,670	154,266	71,205	5,832
Total return(4)	15.59%	2.19%	4.36%	0.39	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$3,059	$1,895	$907	$75
Ratio of net investment income to average net assets(6)(7)	3.63%	4.80%	4.67%	4.28%
Ratio of total expenses to average net assets(6)	3.24%	3.48%	3.59%	4.18%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.29)%	(0.35)%	(0.55)%	(1.14)%
Ratio of net expenses to average net assets(6)	2.95%	3.13%	3.04%	3.04%
Portfolio turnover rate	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.34%, 4.45%, 4.12% and 3.14% for the years ended October 31, 2021, 2020 and 2019, and for the period from August 14, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.
48

FS Credit Income Fund

Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from September 17, 2019 (Commencement of Operations) through October 31, 2019
	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$12.24	$12.73	$13.06
Results of operations
Net investment income(2)	0.45	0.57	0.07
Net realized gain (loss) and unrealized appreciation (depreciation)	1.40	(0.36)	(0.22)
Net increase (decrease) in net assets resulting from operations	1.85	0.21	(0.15)
Shareholder Distributions:(3)
Distributions from net investment income	(0.65)	(0.70)	(0.18)
Net decrease in net assets resulting from shareholder distributions	(0.65)	(0.70)	(0.18)
Net asset value, end of period	$13.44	$12.24	$12.73
Shares outstanding, end of period	10,320,524	3,754,756	1,531
Total return(4)	15.31%	2.03%	(1.12	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$138,704	$45,958	$20
Ratio of net investment income to average net assets(6)(7)	3.35%	4.75%	4.28%
Ratio of total expenses to average net assets(6)	3.48%	3.73%	3.85%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.29)%	(0.34)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.19%	3.39%	3.30%
Portfolio turnover rate	113%	166%	126	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.06%, 4.41% and 3.73% for the years ended October 31, 2021 and 2020, and for the period from September 17, 2019 (Commencement of Operations) through October 31, 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

See notes to financial statements.
49

	Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
Per Share Data:(1)
Net asset value, beginning of period	$13.24
Results of operations
Net investment income(2)	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	0.54
Net increase (decrease) in net assets resulting from operations	0.93
Shareholder Distributions:(3)
Distributions from net investment income	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.65)
Net asset value, end of period	$13.52
Shares outstanding, end of period	1,739,492
Total return(4)	7.16	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$23,528
Ratio of net investment income to average net assets(6)(7)	3.33%
Ratio of total expenses to average net assets(6)	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.29)%
Ratio of net expenses to average net assets(6)	3.12%
Portfolio turnover rate	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$9,409
Asset coverage ratio per unit(8)	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.04% for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Notes to Financial Statements

(in thousands, except share and per share amounts)

50

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. Class U-2 Shares commenced operations on December 18, 2020. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued.

Use of Estimates: The preparation of the Fund’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

51

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

FS Credit Income Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Credit Income Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly and as of each quarter end, FS Credit Income Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•Quarterly, FS Credit Income Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

•The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•The audit committee of the Board will review the preliminary valuations and FS Credit Income Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•The audit committee of the Board will also be provided with the monthly valuations of each investment that had been fair valued throughout the most recently completed quarter;

•Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

52

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Credit Income Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements. In making its determination of fair value, FS Credit Income Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Credit Income Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Credit Income Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Credit Income Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Credit Income Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Credit Income Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.

FS Credit Income Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Credit Income Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Credit Income Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Credit Income Advisor, under supervision of the Board, in consultation with any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and

53

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the statement of assets and liabilities as an asset (liability) and in the statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Credit Income Advisor, and has authorized FS Credit Income Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Credit Income Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

54

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the years ended October 31, 2021 and 2020, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from

55

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Recent Accounting Pronouncements: In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848)(“ASU 2020-04”), which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848) )(“ASU 2021-01”), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and ASU 2021-01 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2021 and 2020:

	For the Year Ended October 31,
	2021		2020
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	127,851	$1,719	314,814	$3,994
Reinvestment of Distributions	19,841	264	27,265	322
Total Gross Proceeds	147,692	1,983	342,079	4,316
Commissions and Dealer Manager Fees	—	(4)	—	(53)
Net Proceeds to the Fund	147,692	1,979	342,079	4,263
Share Repurchase Program	(106,127)	(1,432)	(470,403)	(5,750)
Transfers Out	(61,443)	(790)	(73,146)	(760)
Net Proceeds from Class A Share Transactions	(19,878)	$(243)	(201,470)	$(2,247)

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	7,150,802	$96,139	4,512,473	$54,992
Reinvestment of Distributions	387,144	5,168	350,558	4,117
Total Gross Proceeds	7,537,946	101,307	4,863,031	59,109
Share Repurchase Program	(3,517,671)	(47,684)	(3,702,073)	(45,281)
Transfers In	76,254	984	72,931	760
Net Proceeds from Class I Share Transactions	4,096,529	$54,607	1,233,889	$14,588

Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	97,331	$1,341	83,248	$1,085
Reinvestment of Distributions	7,867	105	5,557	66
Total Gross Proceeds	105,198	1,446	88,805	1,151
Commissions and Dealer Manager Fees	—	(33)	—	(37)
Net Proceeds to the Fund	105,198	1,413	88,805	1,114
Share Repurchase Program	(20,184)	(275)	(5,744)	(62)
Transfers Out	(12,610)	(161)	—	—
Net Proceeds from Class T Share Transactions	72,404	$977	83,061	$1,052

56

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Year Ended October 31,
	2021		2020
Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	6,458,547	$86,299	3,717,586	$44,817
Reinvestment of Distributions	302,582	4,030	77,545	925
Total Gross Proceeds	6,761,129	90,329	3,795,131	45,742
Share Repurchase Program	(192,952)	(2,608)	(41,906)	(518)
Transfers Out	(2,409)	(33)	—	—
Net Proceeds from Class U Share Transactions	6,565,768	$87,688	3,753,225	$45,224

	Period from December 18, 2020 (Commencement of Operations) to October 31, 2021		For the Year Ended October 31, 2020
Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,714,188	$23,412	—	$—
Reinvestment of Distributions	25,308	342	—	—
Total Gross Proceeds	1,739,496	23,754	—	—
Commissions and Dealer Manager Fees	—	(41)	—	—
Net Proceeds to the Fund	1,739,496	23,713	—	—
Share Repurchase Program(1)	(4)	(0)	—	—
Net Proceeds from Class U-2 Share Transactions	1,739,492	$23,713	—	$—
Net Proceeds to the Fund	12,454,315	$166,742	4,868,705	$58,617

(1)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is

57

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2021, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 16, 2020	5%	659,287	2.96%
March 17, 2021	5%	726,418	2.90%
June 16, 2021	5%	1,292,559	4.57%
September 15, 2021	5%	1,158,674	3.69%
Total		3,836,938

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2021, Class T, Class U and Class U-2 Shares incurred distribution fees of $7, $709 and $25, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the year ended October 31, 2021, Class A, Class T and Class U-2 shares incurred shareholder service fees of $24, $6 and $12, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

58

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2021:

59

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$7,025
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$51

(1)As of October 31, 2021, $2,015 in management fees were payable to FS Credit Income Advisor.

(2)During the year ended October 31, 2021, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the current market price of the security. During the year ended October 31, 2021, the Fund engaged in cross-trade purchases of $465.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of October 31, 2021, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 2,930,570 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $39,563, $21 and $20, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

60

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

During the year ended October 31, 2021, the Fund accrued $1,033 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the year ended October 31, 2021, the Fund declared and paid gross distributions in the amount of $0.75 (as adjusted for the applicable share class expenses) per share in the total amount of $19,129. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the years ended October 31, 2021 and 2020:

	Year Ended October 31,
	2021		2020
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$15,612	82%	$12,755	95%
Short-term capital gains proceeds from the sale of assets	3,517	18%	667	5%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Return of capital	—	—	—	—
Total	$19,129	100%	$13,422	100%

(1)The Fund’s net investment income on a tax basis for the years ended October 31, 2021 and 2020 was $15,612 and $12,579, respectively. The determination of the tax attributes of the Funds distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2021, the Fund increased accumulated earnings (deficit) by $52 and decreased capital in excess of par value by $52. This reclassification has no impact on the net assets of the Fund.

As of October 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$8,393
Distributable long-term capital gains	—
Net unrealized appreciation (depreciation)	9,051
Total	$17,444

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $496,182 as of October 31, 2021. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $8,296, which was comprised of gross unrealized appreciation of $13,804 and gross unrealized depreciation of $5,508, as of October 31, 2021.

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

61

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

62

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2021 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$779	(1)	$317	(2)
Cross-currency swaps	$1,078	(3)	$423	(4)
Interest Rate Risk
Interest rate futures	$103	(5)	$—
Interest rate swaps	$67	(3)	$10	(4)
Credit Risk
Total return swaps	$37	(3)	$76	(4)

63

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized appreciation on swap contracts.

(4)Unrealized depreciation on swap contracts.

(5)Receivable for variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities and reverse repurchase agreement by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2021:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount of Derivative Assets(3)
Bank of America, N.A.	$37	$37	$—	$—	$—
BNP Paribas	$16	$—	$—	$—	$16
Goldman Sachs International	$67	$10	$—	$—	$57
JPMorgan Chase Bank, N.A.	$1,305	$670	$—	$34	$601
State Street Bank and Trust Company	$536	$70	$—	$—	$466

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount of Derivative Liabilities(4)
Bank of America, N.A.	$76	$37	$—	$39	$—
Goldman Sachs International	$10	$10	$—	$—	$—
JPMorgan Chase Bank, N.A.	$670	$670	$—	$—	$—
Royal Bank of Canada	$2,280	$—	$2,280	$—	$—
State Street Bank and Trust Company	$70	$70	$—	$—	$—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(4)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s statement of operations by risk exposure for the year ended October 31, 2021 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(890	)(1)	$643	(2)
Cross-currency swaps	$(123	)(3)	$1,134	(4)
Interest Rate Risk
Interest rate futures	$80	(5)	$72	(6)
Interest rate swaps	$368	(3)	$19	(4)
Credit Risk
Total return debt swaps	$237	(3)	$1	(4)

64

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on The Fund’s Statement of Operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, short futures contracts, cross-currency swaps, interest rate swaps and total return debt swaps outstanding during the year ended October 31, 2021, which are indicative of the volumes of these derivative types, were $34,139, $4,273, $46,672, $5,312 and $6,983, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of October 31, 2021, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged Including Accrued Interest(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
Royal Bank of Canada	$2,280	$2,280	$ —	$ —

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse Repurchase Agreements
Unsecured Bond	$—	$—	$—	$2,280	$2,280
Total Borrowings	$—	$—	$—	$2,280	$2,280

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

65

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2021:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$59,505	$60,422	12%
Senior Secured Loans—Second Lien	5,320	5,505	1%
Senior Secured Bonds	68,487	69,820	14%
Unsecured Bonds	175,314	178,341	35%
Collateralized Loan Obligation (CLO) / Structured Credit	140,983	141,962	28%
Convertible Bonds	13,109	13,200	3%
Municipal Bonds	6,067	7,697	1%
Emerging Markets Debt	19,091	18,914	4%
Preferred Equity	3,017	3,104	1%
Common Equity	4,439	5,513	1%
Total	$495,332	$504,478	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of October 31, 2021, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of October 31, 2021, the Fund had unfunded commitments of $3,349. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2021:

Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$100,752	20%
Oil & Gas	48,824	10%
Telecommunications	33,742	7%
Media Entertainment	30,801	6%
EUR CLO	25,044	5%
Healthcare-Services	18,883	4%
Leisure Time	16,144	3%
Retail	15,222	3%
Pharmaceuticals	15,017	3%
Diversified Financial Services	14,820	3%
Electric	12,419	2%
Real Estate Investment Trusts	11,596	2%
Food	9,611	2%
Entertainment	8,545	2%
Chemicals	8,407	2%
Municipal	7,697	2%
Other	126,954	24%
Total	$504,478	100%

Purchases and sales of securities during the year ended October 31, 2021, other than short-term securities and U.S. government obligations, were $605,977 and $444,177, respectively.

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

66

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of October 31, 2021, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$60,422	$—	$60,422
Senior Secured Loans—Second Lien	—	5,505	—	5,505
Senior Secured Bonds	—	69,820	—	69,820
Unsecured Bonds	—	177,506	835	178,341
Collateralized Loan Obligation (CLO) / Structured Credit	—	135,915	6,047	141,962
Convertible Bonds	—	13,200	—	13,200
Municipal Bonds	—	7,697	—	7,697
Emerging Markets Debt	—	18,914	—	18,914
Preferred Equity	1,134	1,761	209	3,104
Common Equity	3,732	1,269	512	5,513
Total Investments	4,866	492,009	7,603	504,478
Forward Foreign Currency Exchange Contracts	—	779	—	779
Short Futures	103	—	—	103
Cross-Currency Swaps	—	1,078	—	1,078
Interest Rate Swaps	—	67	—	67
Total Return Debt Swaps	—	—	37	37
Total Assets	$4,969	$493,933	$7,640	$506,542

Liability Description	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(2,280)	$—	$(2,280)
U.S. Treasury Sold Short	—	(475)	—	(475)
Forward Foreign Currency Exchange Contracts	—	(317)	—	(317)
Short Futures	—	—	—	—
Cross-Currency Swaps	—	(423)	—	(423)
Interest Rate Swaps	—	(10)	—	(10)
Total Return Debt Swaps	—	—	(76)	(76)
Total Liabilities	$—	$(3,505)	$(76)	$(3,581)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party.

67

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

The following is a reconciliation for the year ended October 31, 2021 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of year	$2,798	$694	$829	$2,475	$208	$527	$7,531
Accretion of discount (amortization of premium)	—	—	—	2	—	—	2
Realized gain (loss)	—	7	—	96	—	—	103
Net change in unrealized appreciation (depreciation)	—	—	6	(34)	1	(15)	(42)
Purchases	—	—	—	4,803	—	5	4,808
Sales	(20)	(701)	—	(1,295)	—	—	(2,016)
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	(2,778)	—	—	—	—	(5)	(2,783)
Fair value at end of year	$—	$—	$835	$6,047	$209	$512	$7,603
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$—	$6	$(2)	$1	$(15)	$(10)

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market.

68

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended October 31, 2021 of the total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

Fair value at beginning of year	$(40)
Accretion of discount (amortization of premium)	—
Net realized gain (loss)	237
Net change in unrealized appreciation (depreciation)	1
Sales and repayments	(237)
Net transfers in or out of Level 3	—
Fair value at end of year	(39)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return debt swaps still held at the reporting date	$1

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of October 31, 2021 are as follows:

Type of Investment	Fair Value at October 31, 2021	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Unsecured Bonds	$835	Market Comparables	EBITDA Multiples (x) Market Yield (%)	10.5x – 11.5x 8.7% - 9.9%	11.0x 9.3%
CLO/Structured Credit	2,003 984 3,060	Discounted Cash Flow Cost Other(2)	Discount Rate (%)	4.8% - 5.3%	5.0%
Preferred Equity	209	Market Comparables	EBITDA Multiples (x) Market Yield (%)	12.0x - 14.0x 9.5% - 10.9%	13.0x 10.2%
Common Equity	500 10 2	Market Comparables Option Pricing Model Other(2)	EBITDA Multiples (x) Volatility (%)	7.3x – 7.8x 40.0% - 40.0%	7.6x 40.0%
Total	$7,603
Interest Rate Swaps	$0	Cost
Total Return Debt Swaps	$(39)	Market Comparables	Market Yield (%)	1.7% - 4.6%	3.1%

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions or other factors.

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2021:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$53,218	$125,464(1)	April 28, 2022(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2021, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

69

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

Under the BNP Facility, borrowings bear interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain the following events of default and termination events customary for similar financing transactions.

The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2021, the total interest expense for the BNP Facility was $733.

For the year ended October 31, 2021, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$730
Average borrowings	$63,555
Effective interest rate on borrowings at October 31, 2021	1.09%
Weighted average interest rate	1.15%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the year ended October 31, 2021, interest under the BNP Facility was capitalized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

A majority of the Fund’s investment portfolio consists of senior secured debt and unsecured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

70

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure a large portion of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and Intercontinental Exchange (“ICE”) Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U S federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the

71

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”) involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or

72

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section

73

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration

74

FS Credit Income Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

of the COVID-19 outbreak and its full impacts are unknown, and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

75

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	60	October 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	3

FS Series Trust (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Global Credit Opportunities Fund (since 2013); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)

Steven Shapiro(2)	54	September 2017	Trustee	Partner and Executive Committee Member of GoldenTree Asset Management	1	None

76

Supplemental Information (Unaudited) (continued)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Holly E. Flanagan	50	September 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	1	Hamilton Lane Private Assets Fund (since 2020); and Hamilton Lane Alliance Holdings I, Inc. (since 2021)
Brian R. Ford	73	September 2017	Trustee	Retired Partner of Ernst & Young LLP (1971 − 2008)	1	FS KKR Capital Corp. (since 2018); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)
Tyson A. Pratcher	46	March 2021	Trustee	Managing Director of RockCreek Group (since 2020); Senior Advisor at 7 Acquisition Corp. (since November 2021); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019); Director of Opportunistic Investments, Director of Absolute Return Strategies and Director of Emerging Managers of NY State Common Retirement Fund (2007 – 2017)	1	Finance of America (since April 2021)
Daniel J. Hilferty, III	65	March 2019	Trustee	Chairman of Dune View Strategies (since July 2021); Chief Executive Officer of Independence Health Group (2010 – 2020)	1	Health Pilot Inc. (since October 2021); Essential Utilities, Inc. (formerly Aqua America Inc.) (since 2017)

*The “Fund Complex” consists of the Fund, FS Series Trust and FS Global Credit Opportunities Fund.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Credit Income Advisor.

(2)Mr. Shapiro is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a partner and executive committee member of the parent company to GoldenTree Asset Management Credit Advisor LLC, the investment sub-adviser to the Fund.

77

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	60	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	59	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Energy and Power Fund, FS Global Credit Opportunities Fund, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	44	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	59	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Regulation Regarding Derivatives

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

www.fsinvestments.com

© 2021 FS Investments

AR21-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

K28664-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On September 15, 2021, the Board of Trustees (the “Board”) adopted an amended Code of Ethics. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2021 and 2020 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $131,400 and $110,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2021 and 2020 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $2,000 and $6,000, respectively. Audit-related fees for the fiscal years ended October 31, 2021 and 2020 represent fees billed for services provided in connection with consent letter procedures performed.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2021 and 2020 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $19,200 and $18,000, respectively. Tax fees for the fiscal years ended October 31, 2021 and 2020 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2021 and 2020 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Credit Income Advisor and any entity controlling, controlled by or under common control with FS Credit Income Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2021 and 2020 were $21,200 and $24,000, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s schedule of investments as of October 31, 2021 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, pursuant to the proxy voting policies and procedures of FS Credit Income Advisor. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), the investment sub-adviser to the Fund. FS Credit Income Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of the GoldenTree Sub-Adviser are described below.

Proxy Policies of the GoldenTree Sub-Adviser

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act”), the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The GoldenTree Sub-Adviser will vote proxies relating to the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.

The GoldenTree Sub-Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.

Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Michael Kelly serves as co-president and chief investment officer of FS Investments and has been with FS Investments since January 2015. Mr. Kelly shares oversight of firm strategy and leads the Investment Management, Product Development, Capital Markets, Due Diligence and Investment Research functions. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a board member of Invest in Others, a co-founder and board member of the Spotlight Foundation, and trustee of the Tiger Foundation. He has also served as a trustee of the Stanford Business School Trust.

Daniel Picard currently serves as head of Product Development and Due Diligence and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment offerings as well as onboarding new products with FS’s broker-dealer partners and RIAs. Before joining the Product Development team, Mr. Picard worked in the firm’s Product Strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citi, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed-income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his B.A. in Economics.

Kenneth G. Miller has served in various capacities for FS Investments and its affiliated investment advisers since February 2009. He currently serves as managing director and head of finance, primarily responsible for the financial planning and analysis function at FS Investments. Before joining the Finance team, Mr. Miller worked in the firm’s Portfolio Management group, where he focused on portfolio management and fund operations. Prior to joining FS Investments, Mr. Miller was an analyst in the mergers and acquisitions group within Citigroup’s investment banking division. He earned a B.S. in Finance from Rutgers University and holds the CFA Institute’s Chartered Financial Analyst designation.

Robert Hoffman is a managing director and head of the Investment Research group at FS Investments where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role, he develops key communications and resources to help educate on and position the firm’s products. He also serves on the investment committee for FS Global Credit Opportunities Fund. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2012. Prior to joining FS Investments, he was an executive director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a B.A. in Political Science and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Michael Kelly
Registered Investment Companies	5	$176,786	—	—
Other Pooled Investment Vehicles	3	$21,740,757	3	$21,740,757
Other Accounts	—	—	—	—

Daniel J. Picard
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Kenneth G. Miller
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Robert Hoffman
Registered Investment Companies	1	$2,341,216	1	$2,341,216
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of December 31 represent assets as of September 30, 2021. Certain of the assets for the accounts within FS Series Trust represented net assets.

Potential Conflicts of Interest

FS Credit Income Advisor, GoldenTree Asset Management LP (“GoldenTree”) and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Credit Income Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The personnel of GoldenTree allocate their time, as they deem appropriate, between assisting FS Credit Income Advisor in identifying investment opportunities and making investment decisions and performing similar functions for other business activities in which they may be involved;

•The principals of FS Credit Income Advisor or the GoldenTree Sub-Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Credit Income Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by GoldenTree or affiliates of GoldenTree for investment opportunities, subjecting GoldenTree and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•FS Credit Income Advisor or GoldenTree are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Credit Income Advisor or GoldenTree are, which could incentivize FS Credit Income Advisor or GoldenTree to favor such funds over the Fund when allocating investments;

•GoldenTree also has an interest in an entity that it has retained to provide various services for clients in its structured products group, which includes the Fund, and the Fund pays its portion of the expenses for those services. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•Subject to applicable law, GoldenTree and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Credit Income Advisor and the GoldenTree Sub-Adviser will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Credit Income Advisor or GoldenTree provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Credit Income Advisor or GoldenTree may result in FS Credit Income Advisor or GoldenTree coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of GoldenTree to recommend to FS Credit Income Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take an action;

•FS Credit Income Advisor, GoldenTree and their respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•GoldenTree and its affiliates may have existing business relationships or access to material non-public information that would prevent GoldenTree from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Credit Income Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take such an action;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, GoldenTree and/or its affiliates may receive fees, other compensation (including management fees) or reimbursements for costs or expenses in connection with the provision of portfolio management, asset management and/or investment advisory services (collectively, “Portfolio Management Services”) to portfolio companies that are owned by the Fund. No such fees, compensation or reimbursements for costs or expenses will be paid to the Fund (or offset against, or otherwise be applied to reduce, fees received by GoldenTree); provided that, any such fees or other compensation paid to GoldenTree and/or its affiliates by such portfolio companies will be charged at rates no less favorable to such portfolio companies than the rates charged by a third party provider of the applicable services in arms’ length transactions. GoldenTree believes that the potential conflict that exists when it and/or its affiliates receive fees or other compensation from portfolio companies (including portfolio companies that may be owned by clients in their managed accounts) for the provision of Portfolio Management Services to such portfolio companies is, in large part, mitigated by the fact that (i) GoldenTree’s investment decisions in respect of the client are intended to be made independent of any perceived opportunities to capitalize on the provision of Portfolio Management Services to potential portfolio companies, (ii) such portfolio companies would typically have to contract with third parties to provide such services, and (iii) GoldenTree and its affiliates have agreed not to charge above market rates from what would be charged by third party providers in consideration of the provision of such Portfolio Management Services. In addition, GoldenTree believes that, given its knowledge of such portfolio companies (and the operations, finances, strategic objectives and investment goals for such portfolio companies), there may be value to it and its personnel providing such Portfolio Management Services to such portfolio companies instead of third party providers who may have less close knowledge of such portfolio companies and/or less incentive to perform such Portfolio Management Services in a manner that maximizes the value of such portfolio companies;

•To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Credit Income Advisor, GoldenTree and any of their respective affiliates, as applicable, FS Credit Income Advisor, GoldenTree and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Credit Income Advisor, GoldenTree or any of their respective affiliates to participate in an investment opportunity. The Fund is a party to an exemptive relief order that was granted by the SEC to GoldenTree that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to various enumerated conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. Any co-investment opportunity may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Credit Income Advisor and/or GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Credit Income Advisor or GoldenTree (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)FS Credit Income Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Credit Income Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Credit Income Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Credit Income Advisor’s investment committee as of October 31, 2021, based on the net asset value per Class I common share of the Fund of $13.50 on October 31, 2021.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Michael Kelly	Over $1,000,000
Kenneth G. Miller	$50,001 – $100,000
Robert Hoffman	$1 – $10,000
Daniel Picard	None

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Annual Report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5) The Proxy Voting Policies and Procedures of FS Credit Income Advisor are included herein in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 27, 2021

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 27, 2021